UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material under § 240.14a-12

Community Bankers Trust Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[COMMUNITY BANKERS TRUST CORPORATION LOGO]

Dear Shareholder:

You are cordially invited to attend the 2019 Annual Meeting of Shareholders of Community Bankers Trust Corporation to be held on Friday, May 17, 2019, at 11:00 a.m. at the Deep Run 3 Building, 9954 Mayland Drive, Richmond, Virginia 23233.

At the Annual Meeting, you will be asked to elect one director for a term of two years and three directors for a term of three years. You will also be asked to approve an advisory resolution to endorse the Company’s executive compensation program, to approve the Community Bankers Trust Corporation 2019 Stock Incentive Plan and to ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2019. Enclosed with this letter are a formal notice of the Annual Meeting, a proxy statement and a form of proxy.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope. The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy. You can also vote your shares by voting through the internet or by telephone by following the instructions on your proxy card.

We hope that you will participate in the Annual Meeting, either in person or by proxy.

Sincerely,

/s/ Rex L. Smith, III

Rex L. Smith, III
President and Chief Executive Officer

Richmond, Virginia

April 8, 2019

COMMUNITY BANKERS TRUST CORPORATION

9954 Mayland Drive, Suite 2100

Richmond, Virginia 23233

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of Community Bankers Trust Corporation will be held on Friday, May 17, 2019, at 11:00 a.m. local time, at the Deep Run 3 Building, 9954 Mayland Drive, Richmond, Virginia 23233, for the following purposes:

(1)	The election of one director to a two-year term on the Board of Directors and three directors to a three-year term on the Board of Directors;

(2)	The approval of the following advisory (non-binding) resolution:

RESOLVED, that the shareholders approve the compensation of executive officers as disclosed in the proxy statement for the 2019 Annual Meeting of Community Bankers Trust Corporation pursuant to the rules of the Securities and Exchange Commission.

(3)	The approval of the Community Bankers Trust Corporation 2019 Stock Incentive Plan;

(4)	The ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2019; and

(5)	The transaction of any other business that may properly come before the meeting and any adjournments or postponements of the meeting.

If you were a shareholder of record at the close of business on March 20, 2019, then you are entitled to vote at the Company’s Annual Meeting and any adjournments or postponements of the meeting. You are also cordially invited to attend the meeting.

Your vote is important. Whether or not you plan to attend the meeting, please vote as soon as possible. You can vote your shares by completing and returning your proxy card or by voting through the internet or by telephone by following the instructions on your proxy card. For additional details, please see the information under the heading “How do I vote?”.

By Order of the Board of Directors,

/s/ John M. Oakey, III

John M. Oakey, III
Secretary

April 8, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 17, 2019:

The proxy statement is available on the Company’s investor website at www.cbtrustcorp.com.

PROXY STATEMENT

THE ANNUAL MEETING

This proxy statement is being furnished to the holders of common stock, par value $0.01 per share, of Community Bankers Trust Corporation, a Virginia corporation. Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the 2019 Annual Meeting of Shareholders. The Annual Meeting will be held at the Deep Run 3 Building, 9954 Mayland Drive, Richmond, Virginia 23233, on Friday, May 17, 2019, beginning at 11:00 a.m. local time, for the purposes set forth in the Notice of Annual Meeting of Shareholders.

Your vote is important. Whether or not you plan to attend the meeting, please vote as soon as possible.

QUESTIONS AND ANSWERS ABOUT

THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

This proxy statement will be mailed to holders of the Company’s common stock on or about April 12, 2019. The Company’s Board of Directors is asking for your proxy. By giving the Company your proxy, you authorize the proxy holders (Rex L. Smith, III, Bruce E. Thomas and John M. Oakey, III) to vote your shares at the Annual Meeting according to the instructions that you provide. If the Annual Meeting adjourns or is postponed, your proxy will be used to vote your shares when the meeting reconvenes.

The Company’s 2018 Annual Report to Shareholders, which includes a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission, is being mailed to shareholders with this proxy statement.

May I attend the Annual Meeting?

All shareholders are invited to attend the meeting. It will be held on Friday, May 17, 2019, beginning at 11:00 a.m. local time, at the Deep Run 3 Building, 9954 Mayland Drive, Richmond, Virginia 23233.

Even if you plan to attend the Annual Meeting, please vote your proxy in advance through the internet, by telephone or by mail.

Who is entitled to vote?

If you are a shareholder of the Company’s common stock at the close of business on the Record Date of March 20, 2019, you can vote. There were 22,158,979 shares of common stock outstanding and entitled to vote on that date. For each matter properly brought before the Annual Meeting, you have one vote for each share that you own.

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What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the “shareholder of record.” The Notice of Annual Meeting of Shareholders, this proxy statement and the 2018 Annual Report to Shareholders have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The Notice of Annual Meeting of Shareholders, this proxy statement and the 2018 Annual Report to Shareholders have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the “shareholder of record.” As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares using the voting instruction card included in the mailing or by following the instructions on that card for voting by telephone or through the internet.

How do I vote?

You may vote using any of the following methods:

•	Telephone – You can vote by calling the toll-free telephone number on your proxy card. Please have your proxy card in hand when you call. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

•	Internet – You can vote by visiting the website for internet voting listed on your proxy card. Please have your proxy card available when you go online.

•	Mail – You can vote by signing and dating the proxy card and returning it in the enclosed postage-paid envelope.

•	In person – You may vote in person at the Annual Meeting.

A valid proxy, if not revoked or voted otherwise, will be voted FOR the election of the nominees for director named in this proxy statement, FOR the approval of a non-binding resolution to endorse the Company’s executive compensation program, FOR the approval of the Company’s 2019 Stock Incentive Plan and FOR the ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2019.

If your shares are held in “street name,” do not follow the above instructions. Instead, follow the separate instructions provided by your broker, bank or other nominee.

Can I change my vote?

If you are a shareholder of record, you may revoke your proxy or change your vote at any time before it is voted at the Annual Meeting by

•	submitting a new proxy by telephone or through the internet, after the date of the earlier voted proxy;

•	returning a signed proxy card dated later than your last proxy;

•	submitting a written revocation to the Secretary of Community Bankers Trust Corporation at 9954 Mayland Drive, Suite 2100, Richmond, Virginia 23233; or

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•	appearing in person and voting at the Annual Meeting.

If your shares are held in “street name” by your bank, broker or other nominee, you may revoke your proxy or change your vote only by following the separate instructions provided by your bank, broker or nominee.

To vote in person at the Annual Meeting, you must attend the meeting and cast your vote in accordance with the voting provisions established for the Annual Meeting. Attendance at the Annual Meeting without voting in accordance with the voting procedures will not in and of itself revoke a proxy. If your bank, broker or other nominee holds your shares and you want to attend and vote your shares at the Annual Meeting, you must bring a legal proxy signed by your bank, broker or nominee to the Annual Meeting.

What is a “quorum”?

A quorum consists of a majority of the outstanding shares of the Company’s common stock, as of the Record Date, present, or represented by proxy, at the meeting. A quorum is necessary to conduct business at the Annual Meeting. Inspectors of election will determine the presence of a quorum at the Annual Meeting. You are part of the quorum if you have voted by proxy. Shares for which the holder has abstained, or withheld the proxies’ authority to vote, on a matter count as shares present at the meeting for purposes of determining a quorum. Shares held by brokers that are not voted on any matter at the Annual Meeting will not be included in determining whether a quorum is present at the meeting.

How are votes counted?

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of common stock voted in the election of directors. Thus, those nominees receiving the greatest number of votes cast will be elected. You may vote “for” or “withhold” for the election of directors. Shares held by brokers that are not voted in the election of directors will have no effect on the election of directors.

The advisory (non-binding) resolution to endorse the Company’s executive compensation program will be approved if holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting vote in favor of the action.

The Community Bankers Trust Corporation 2019 Stock Incentive Plan will be approved if holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting vote in favor of the action.

The ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm will be approved if holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting vote in favor of the action.

Abstentions and broker non-votes will not be considered cast either for or against a matter. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares.

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Will my shares be voted if I do not provide instructions to my broker?

If you are the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will be entitled to vote the shares with respect to “discretionary” items, but will not be permitted to vote the shares with respect to “non-discretionary” items (those shares are treated as “broker non-votes”).

The election of directors, the approval of an advisory resolution to endorse the Company’s executive compensation program and the approval of the Community Bankers Trust Corporation 2019 Stock Incentive Plan are “non-discretionary” items. The ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2019 is a “discretionary” item.

Your vote is important. Whether or not you plan to attend the meeting, please vote as soon as possible.

Who will count the vote?

The Company has engaged Continental Stock Transfer & Trust Company to serve as the inspector of elections for the Annual Meeting.

What does it mean if I get more than one proxy or voting instruction card?

If your shares are registered in more than one name or in more than one account, you will receive more than one card. Please complete and return all of the proxy or voting instruction cards that you receive (or vote by telephone or through the internet all of the shares on all of the proxy or voting instruction cards received) to ensure that all of your shares are voted.

SOLICITATION OF PROXIES

The Company is soliciting the proxies associated with this proxy statement and will bear all costs of the solicitation. The Company may solicit proxies by mail, telephone, email, internet, facsimile, press releases and in person. Solicitations may be made by directors, officers and employees of the Company, none of whom will receive additional compensation for such solicitations. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward all of its solicitation materials to the beneficial owners of the shares that they hold of record. The Company will reimburse these record holders for customary clerical and mailing expenses incurred by them in forwarding these materials to customers.

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BENEFICIAL OWNERSHIP OF SECURITIES

Directors and Executive Officers

The following table sets forth information regarding beneficial ownership of the Company’s common stock, as of March 20, 2019 (which is the Record Date for the Annual Meeting), for each director, each of the individuals named in the Summary Compensation Table in the “Executive Compensation” section on page 28 below (who are referred to as the “named executive officers”) and the Company’s current directors and executive officers as a group.

Name	Shares of Common Stock (2)	Option Shares (3)	Total Shares of Common Stock Beneficially Owned	Percent of Class
NAMED EXECUTIVE OFFICERS
Rex L. Smith, III (1)	53,250	222,500	275,750	*
Bruce E. Thomas	29,696	38,750	68,446	*
Jeff R. Cantrell	15,150	80,000	95,150	*
Patricia M. Davis	1,200	80,000	81,200	*
John M. Oakey, III	18,000	125,000	143,000	*
DIRECTORS
Gerald F. Barber	27,684	—	27,684	*
Richard F. Bozard	144,903	—	144,903	*
Hugh M. Fain, III	6,009		6,009	*
William E. Hardy	22,416	—	22,416	*
Troy A. Peery, Jr.	76,193	—	76,193	*
Eugene S. Putnam, Jr.	100,820	—	100,820	*
S. Waite Rawls III	41,229	—	41,229	*
John C. Watkins	111,557	—	111,557	*
Oliver L. Way	17,355		17,355	*
Robin Traywick Williams	68,840	—	68,840	*
All current directors and executive officers as a group (16 persons)	750,029	651,250	1,401,279	6.1

*	Less than one percent of class, based on the total number of shares of common stock outstanding on March 20, 2019.
(1)	Mr. Smith is also a director.
(2)	Amounts include the following shares of common stock that the individual owns directly or indirectly through affiliated corporations, close relatives and dependent children or as custodians or trustees: Barber, 5,710 shares; Putnam, 37,910 shares; and Williams, 800 shares.
(3)	Amounts reflect shares of common stock that could be acquired through the exercise of stock options within 60 days after March 20, 2019.

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Principal Shareholders

The following table contains information regarding the persons or groups that the Company knows to beneficially own more than five percent of the Company’s common stock as of March 20, 2019.

	Shares of Common Stock Beneficially Owned
Name and Address	Number	Percent of Class
Castine Capital Management, LLC (1)	1,982,312	8.9
Castine Management GP, LLC
Castine Partners II, L.P.
Paul Magidson
One Financial Center, 24th Floor
Boston, Massachusetts 02111
Wellington Management Group LLP (2)	1,345,327	6.1
Wellington Group Holdings LLP
Wellington Investment Advisors Holdings LLP
Wellington Management Company LLP
280 Congress Street
Boston, Massachusetts 02210
Maltese Capital Management LLC (3)	1,331,400	6.0
Terry Maltese
150 East 52nd Street, 30th Floor
New York, New York 10022

(1)	Based on information set forth in a Schedule 13G/A filed with the Securities and Exchange Commission on February 8, 2019. The Schedule 13G/A reports that, as of December 31, 2018, Castine Capital Management, LLC, in its capacity as an investment adviser, and Paul Magidson, in his capacity as managing member of the investment adviser, have shared voting power and dispositive power with respect to 1,982,312 shares of common stock. It reports further that the other two entities named in the table have shared voting power and dispositive power with respect to 1,231,485 shares of common stock.

(2)	Based on information set forth in a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2019. The Schedule 13G/A reports that, as of December 31, 2018, Wellington Management Company LLP, in its capacity as an investment adviser, has shared voting power and dispositive power with respect to 1,324,051 shares of common stock. It reports further that the other three entities named in the table, each in its capacity as a holding company affiliated with the investment adviser, have shared voting power and dispositive power with respect to 1,345,327 shares of common stock.

(3)	Based on information set forth in a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2019. The Schedule 13G reports that, as of December 31, 2018, Maltese Capital Management LLC, in its capacity as an investment adviser, and Terry Maltese, in his capacity as managing member of the investment adviser, have shared voting power and dispositive power with respect to 1,331,400 shares of common stock.

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Stock Ownership Guidelines

The Company has adopted stock ownership guidelines for its executive officers. The ownership levels under these guidelines are 50,000 shares for the Chief Executive Officer and 25,000 shares for each of the Company’s other executive officers. The guidelines provide that each of the officers should achieve his or her designated level within five years from the adoption date of the guidelines. They further provide that, if the officer’s ownership is not at the designated level, the officer is required to retain all shares of common stock owned, including shares that are received as the result of the exercise of stock options or vesting of restricted stock. The guidelines permit the officer, however, to sell a portion of such shares to cover, as the case may be, the exercise price and income tax liability upon the exercise of stock options or the income tax liability upon the vesting of restricted stock.

Shares of common stock to be included in determining compliance with the designated level include shares held individually and held jointly with spouse, but do not include shares that are held in any other form of beneficial ownership, such as in the capacity as a trustee or custodian.

The Nominating and Governance Committee of the Company’s Board of Directors oversees, and thus monitors and enforces compliance with, the stock ownership guidelines. The Company has not adopted formal guidelines with respect to stock ownership by its directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s executive officers, directors and persons who own more than 10% of its common stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Executive officers, directors and greater-than-10% shareholders are required by regulation to furnish the Company with copies of all Forms 3, 4 and 5 that they file.

Based on the Company’s review of the copies of those forms, and any amendments that it has received, and written representations from its executive officers and directors, the Company believes that all executive officers, directors and beneficial owners of more than 10% of its common stock complied with all of the filing requirements applicable to them with respect to transactions during the year ended December 31, 2018 except as set forth as follows. A Form 4 for Mr. Bozard was inadvertently not filed for each of four purchases of the Company’s common stock from January 2018 to October 2018. Such purchases, representing 2,662 shares of the Company’s common stock, were made by means of funds transfers, as directed by a prior automatic election request, in Mr. Bozard’s account with the Company’s non-qualified deferred compensation plan administered by the Virginia Bankers Association. A Form 4 for Mr. Hardy was filed late with respect to the purchase of 500 shares of the Company’s common stock in August 2018. A Form 4 for Mr. Putnam was filed late with respect to the purchase by his spouse of 1,200 shares of the Company’s common stock in August 2018. A Form 4 for Mr. Way was filed late with respect to the purchase of 2,100 shares of the Company’s common stock in August 2018. A Form 4 for William E. Saunders, Jr. was filed late with respect to a stock option exercise and the related sale of 12,000 shares of the Company’s common stock in May 2018.

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CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS

General

The business and affairs of the Company and its subsidiary Essex Bank (the “Bank”) are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and the Company’s Articles of Incorporation and Bylaws, as amended to date. Members of the Board are kept informed of the Company’s business through discussions with the President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

Director Independence

The Company’s Board of Directors has determined that the following 10 of its 11 members are independent as defined by the listing standards of the Nasdaq Stock Market: Gerald F. Barber, Richard F. Bozard, Hugh M. Fain, III, William E. Hardy, Troy A. Peery, Jr., Eugene S. Putnam, Jr., S. Waite Rawls III, John C. Watkins, Oliver L. Way and Robin Traywick Williams. In reaching this conclusion, the Board of Directors considered whether the Company and its subsidiaries conduct business with companies of which certain members of the Board of Directors or members of their immediate families are or were directors or officers. The Board specifically considered the relationship between the Bank and the law firm with which Mr. Fain is affiliated to determine he was independent under the listing standards of the Nasdaq Stock Market. The aggregate amount that Mr. Fain’s firm received from the Bank for legal services in 2018 was $78,735, most of which were real-estate related closing fees paid by the Bank’s customers. The Board did not identify any other relationships, other than banking relationships.

P. Emerson Hughes, Jr., who served as a director until his retirement from the Board on May 18, 2018, was also determined to be independent during 2018.

See the “Certain Relationships and Related Transactions” section on page 36 for additional information on certain banking transactions with members of the Company’s Board of Directors.

Leadership Structure and Risk Oversight

To date, the Company has chosen not to combine the positions of the Chairman of the Board of Directors and the Chief Executive Officer. The Company believes that its leadership structure is appropriate because, by having an outside independent Chairman, there exists an improved degree of independence and balanced oversight of the management of the Board’s functions and its decision-making processes, including those processes relating to the maintenance of effective risk management programs. The Chief Executive Officer makes monthly reports to the Board, often at the suggestion of the Chairman of the Board or other directors, and he explains in detail to the Board the reasons for certain recommendations of the Company’s management.

The Board of Directors is responsible for setting an appropriate culture of compliance within the organization, for establishing clear policies regarding the management of key risks and for ensuring that these policies are adhered to in practice. The risks that are an inherent part of the Company’s business and operations include credit risk, market risk, operational risk, liquidity risk, fiduciary risk, regulatory risk, information security risk (including cyber risk), legal risk and reputational risk. The Board must have an appropriate understanding of the types of risks to which the organization is exposed, and the Board must ensure that the organization’s management is fully capable, qualified and properly motivated to manage the risks arising from the organization’s business activities in a manner that is consistent with the Board’s expectations. Likewise, management is responsible for communicating and reinforcing the compliance culture that the Board has established and for implementing measures to promote the culture throughout the organization.

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The Audit Committee of the Board of Directors is responsible for overseeing the Company’s risk management function on behalf of the Board. In carrying out this responsibility, the Audit Committee works closely with the Company’s Chief Risk Officer and Chief Internal Auditor and other members of the Company’s risk management and internal audit teams. The Audit Committee meets regularly with these individuals and receives an overview of findings from various risk management initiatives, including the Company’s enterprise risk management program, internal audits, Sarbanes-Oxley reports regarding internal controls over financial reporting and other regulatory compliance reports. The Company’s Chief Risk Officer, in particular, provides a comprehensive report to the Audit Committee regarding the Company’s key risks. While the Audit Committee has primary responsibility for overseeing risk management, the entire Board of Directors is actively involved in overseeing this function for the Company as, on at least a quarterly basis, the Board receives a report from the Audit Committee’s chairman and discusses the risks that the Company is facing. These risks are also discussed with members of management.

Other committees of the Board of Directors consider the risks within their areas of responsibility. For example, the Compensation Committee considers the risks that may be inherent in the Company’s compensation programs for both executive officers and other employees. For additional information regarding the Compensation Committee, see the “Executive Compensation” section beginning on page 20 of this proxy statement.

The Board of Directors maintains an effective risk management program to address oversight, control and supervision of the Bank’s management, major operations and activities. With a focus on implementing cost-effective improvements to its risk management systems and to the other areas where improvements are needed, the Board of Directors and the management team are committed to continuous improvement and strengthening of the Company’s governance, risk management and control practices. As noted above, the Board of Directors and its committees regularly review and discuss risk management issues with management at each of their meetings.

Code of Ethics

The Company’s Board of Directors has approved a Code of Business Conduct and Ethics for directors, officers and all employees of the Company and its subsidiaries, including the Company’s principal executive officer, principal financial officer and principal accounting officer. A copy of the Code of Business Conduct and Ethics is available on the “Corporate Overview – Corporate Governance” page of the Company’s internet website at www.cbtrustcorp.com.

Board and Committee Meeting Attendance

There were 13 meetings of the Board of Directors in 2018. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2018.

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Independent Directors Meetings

Non-employee directors meet periodically in executive sessions before and after regularly scheduled Board meetings.

Committees of the Board

The Board of Directors has standing audit, compensation and nominating committees.

Audit Committee

The Audit Committee assists the Board in the fulfillment of its oversight responsibilities with respect to the completeness and accuracy of the Company’s financial reporting and the adequacy and effectiveness of its financial and operating controls. The primary purpose of the Audit Committee is to provide independent and objective oversight with respect to the integrity of the Company’s financial statements, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and independent auditors, the effectiveness of the Company’s internal control over financial reporting and compliance by the Company with legal and regulatory requirements. The Audit Committee also provides oversight of the Company’s risk management programs and activities and reviews the effectiveness of the Company’s process for managing and assessing risk. A copy of the Audit Committee’s charter is available on the “Corporate Overview – Corporate Governance” page of the Company’s internet website at www.cbtrustcorp.com.

The current members of the Audit Committee are Mr. Barber (Chair), Messrs. Hardy, Peery and Rawls and Ms. Williams. The Company’s Board of Directors has determined that each of Messrs. Barber and Hardy qualifies as an audit committee financial expert, as defined by the rules and regulations of the Securities and Exchange Commission, and that each member of the Audit Committee is independent, as independence for audit committee members is defined by the Nasdaq Stock Market’s listing standards.

The Audit Committee met eight times in 2018. For additional information regarding the Audit Committee, see the “Report of the Audit Committee” section beginning on page 47 of this proxy statement.

Compensation Committee

The Compensation Committee assists the Board in the fulfillment of its oversight responsibilities with respect to the Company’s executive compensation. The primary purpose of the Compensation Committee is to ensure that the compensation and benefits for senior management and the Board of Directors are fair and appropriate, are aligned with the interests of the Company’s shareholders and do not pose a risk to the financial health of the Company or its affiliates. A copy of the Compensation Committee’s charter is available on the “Corporate Overview – Corporate Governance” page of the Company’s internet website at www.cbtrustcorp.com.

The current members of the Compensation Committee are Mr. Putnam (Chair) and Messrs. Fain, Peery and Watkins. The Company’s Board of Directors has determined that each member of the Compensation Committee is independent, as defined by the Nasdaq Stock Market’s listing standards. The Compensation Committee met four times in 2018.

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The Company’s compensation program consists generally of salary, annual cash bonus and incentives, equity-based long-term compensation and pre- and post-retirement benefits. The Compensation Committee is responsible for the review and approval of the Company’s compensation plans, compensation for senior management, salary and bonus ranges for other employees and all employment, severance, change in control and retirement agreements. The Compensation Committee also reviews and approves compensation for the directors of the Company and its banking subsidiary. The Compensation Committee recommends that its determinations be ratified by the independent members of the Company’s Board of Directors. The Compensation Committee has not delegated any of its authority to other persons.

In making its determinations with respect to compensation, the Compensation Committee has relied on recommendations from the Company’s President and Chief Executive Officer with respect to the salaries of the Company’s senior management and bonus levels for all employees. The Compensation Committee and the President and Chief Executive Officer work together to finalize these salary and bonus decisions. The Compensation Committee determines the compensation of the President and Chief Executive Officer, and the Board of Directors approves this determination.

During the fiscal year ended December 31, 2018, the Committee engaged Matthews Young – Management Consulting to provide compensation consulting services to the Committee. The consultant assisted the Committee in reviewing the competitive marketplace compensation levels for the Company’s executive officers.

In retaining the consultant as the Committee’s advisor, the Committee reviewed the factors necessary for evaluating the consultant’s independence status. These factors were as follows:

•	The Committee reviewed the services provided to the Company and determined that consulting assistance was provided to the Committee or on behalf of the Committee with its approval and review.
•	The Committee reviewed and determined that the consultant’s total fees for services to the Company were not a material percentage of the consultant’s total consulting revenues.
•	The Committee reviewed information from the consultant stating that its consultants have no business or personal relationship with any member of the Committee, have no business or personal relationship with any member of executive management and own no common stock in the Company.

For additional information regarding the Compensation Committee, see the “Executive Compensation” section beginning on page 20 of this proxy statement.

Nominating and Governance Committee

The Nominating and Governance Committee (the “Nominating Committee”) assists the Board in the fulfillment of its oversight responsibilities with respect to the Company’s corporate governance. The Nominating Committee is responsible primarily for making recommendations to the Board of Directors regarding the membership of the Board, including recommending to the Board the slate of director nominees for election at each annual meeting of shareholders, considering, recommending and recruiting candidates to fill any vacancies or new positions on the Board, including candidates that may be recommended by shareholders, establishing criteria for selecting new directors and reviewing the backgrounds and qualifications of possible candidates for director positions. A copy of the Nominating Committee’s charter is available on the “Corporate Overview – Corporate Governance” page of the Company’s internet website at www.cbtrustcorp.com.

The current members of the Nominating Committee are Mr. Hardy (Chair), Messrs. Bozard and Fain and Ms. Williams. The Company’s Board of Directors has determined that each member of the Nominating Committee is independent, as defined by the Nasdaq Stock Market’s listing standards. The Nominating Committee met five times in 2018.

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In identifying potential nominees for service as a director, the Nominating Committee takes into account such factors as it deems appropriate, including the current composition of the Board, to ensure diversity among its members. Diversity includes the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management and independent directors and the need for specialized expertise. Diversity also includes education, race, gender and the geographic areas where the individual has resided, worked or served. The Nominating Committee considers candidates for Board membership suggested by Board members and by management, and it will also consider candidates suggested informally by a shareholder of the Company.

Messrs. Fain and Way, who are being presented for election as directors for the first time at the Annual Meeting, were presented to the Nominating Committee by management.

The Nominating Committee considers, at a minimum, the following factors in recommending to the Board of Directors potential new directors, or the continued service of existing directors:

•	Leadership and business executive management
•	Financial and regulatory experience
•	Integrity, honesty and reputation
•	Dedication to the Company and its shareholders
•	Independence
•	Any other factors that the Nominating Committee deems relevant, including age, size of the Board of Directors and regulatory approval considerations

The Nominating Committee may weight the foregoing criteria differently in different situations, depending on the composition of the Board of Directors at the time. In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director’s Board and committee attendance and performance, independence, length of board service, and experience, skills and contributions that the existing director brings to the Board.

Shareholders entitled to vote for the election of directors may submit candidates for formal consideration by the Nominating Committee in connection with an annual meeting if the Company receives timely written notice, in proper form, for each such recommended director nominee. If the notice is not timely and in proper form, the nominee will not be considered by the Company. To be timely for the 2020 annual meeting, the notice must be received within the time frame set forth in the “Shareholder Proposals” section on page 48 of this proxy statement. To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve, if elected, and information about the shareholder making the nomination and the person nominated for election. These requirements are more fully described in Section 3.4 of the Company’s Bylaws, a copy of which will be provided, without charge, to any shareholder upon written request to the Secretary of the Company, whose address is Community Bankers Trust Corporation, 9954 Mayland Drive, Suite 2100, Richmond, Virginia 23233.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries. In addition, there are no compensation committee interlocks with other entities with respect to any such member.

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Annual Meeting Attendance

Meetings of the Board of Directors and its committees are held in conjunction with the annual meeting of shareholders, and the Company expects all directors and nominees to attend each annual meeting of shareholders. All of the Board’s then current directors attended the 2018 annual meeting.

Communications with Directors

Any director may be contacted by writing to him or her in care of Community Bankers Trust Corporation, 9954 Mayland Drive, Suite 2100, Richmond, Virginia 23233. Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of the Company. The Company promptly forwards, without screening, all such correspondence to the indicated directors.

Director Compensation

The Board of Directors approves director compensation on an annual basis following a review of the recommendation of the Compensation Committee. The independent consultant that the Compensation Committee retains reviews the Company’s director compensation and benchmarks it against the director compensation of the Company’s peer banks.

The Company currently compensates its non-employee directors as follows:

•	Quarterly board retainer of $5,000 in value of shares of the Company’s common stock
•	Additional quarterly retainer for the Chairman of the Board of $4,000 in value of shares of the Company’s common stock
•	Additional retainer for each chairman of a Board committee of $1,250 in cash per quarter
•	Board meeting fees for the Chairman of the Board of $1,300 in cash per meeting
•	Board meeting fees for other non-employee directors of $1,000 in cash per meeting (or $500 in cash if the meeting is held by conference call)
•	Committee meeting fees of $500 in cash per meeting

The total compensation of the Company’s non-employee directors for the year ended December 31, 2018 is shown in the following table.

Name	Fees Earned or Paid in Cash ($)(4)	Stock Awards ($)(5)	Nonqualified Deferred Compensation Earnings ($)(6)	Total ($)
Barber	24,580	15,984	—	40,564
Bozard	22,975	15,984	—	38,959
Fain (1)	7,700	11,069	—	18,769
Hardy	25,991	15,984	—	41,975
Hughes (2)	9,859	4,000	3,788	17,647
Peery	18,450	15,984	—	34,434
Putnam	23,175	15,984	—	39,159
Rawls	24,575	15,984	—	40,559
Smith (3)	—	—	—	—
Watkins	24,925	27,966	—	52,891
Way (1)	9,450	11,069	—	20,519
Williams	29,350	15,984	—	45,334

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(1)	Messrs. Fain and Way joined the Board on June 22, 2018.

(2)	Mr. Hughes retired from the Board on May 18, 2018.

(3)	Mr. Smith, as an employee of the Company, does not receive any compensation for his service as a director.

(4)	Amounts represent Board meeting fees, committee meeting fees, and retainers for committee chairmen earned during the year.

(5)	Amounts represent retainers. Shares of common stock were issued to the directors following the date of the award. The date of each stock award, the number of shares in the award and the grant date fair value of the award are shown in the following table.

Name	Date of Award	Number of Shares	Grant Date Fair Value Per Share ($)
Each of:	March 1, 2018	479	8.35
Barber	June 1, 2018	406	9.85
Bozard	September 1, 2018	441	9.05
Hardy	December 1, 2018	483	8.27
Peery
Putnam
Rawls
Williams
Hughes	March 1, 2018	479	8.35
Fain	June 22, 2018	313	9.85
Way	September 1, 2018	441	9.05
	December 1, 2018	483	8.27
Watkins	March 1, 2018	838	8.35
	June 1, 2018	710	9.85
	September 1, 2018	772	9.05
	December 1, 2018	845	8.27

(6)	Amount relates to participation of the director that served as a director of BOE Financial Services of Virginia, Inc., which the Company acquired on May 31, 2008 (“BOE Financial”), prior to its merger with the Company, in the Directors’ Supplemental Retirement Plan and reflects changes in the value of his interest in the plan during 2018. BOE Financial established the Directors’ Supplemental Retirement Plan for its non-employee directors in 2006. This plan provides for a benefit upon the later of October 1, 2010 or retirement from service on the Board at the normal retirement age of 75. Benefits under this plan are payable at retirement for a period of 10 years. The Directors’ Supplemental Retirement Plan also contains provisions for change of control, as defined in the plan, which allow the directors to retain benefits under the plan in the event of a termination of service subsequent to a change of control, other than for cause. The Company assumed this plan in connection with its merger with BOE Financial.

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PROPOSAL ONE

ELECTION OF DIRECTORS

General

The Company’s Board of Directors currently consists of 11 directors and is divided into three classes with staggered terms. The directors in Class I serve for a term that expires at the 2021 annual meeting of shareholders, the directors in Class II serve for a term that expires at the Annual Meeting and the directors in Class III serve for a term that expires at the 2020 annual meeting of shareholders. In June 2018, the Company appointed Hugh M. Fain, III to the Board and designated him as a Class I director, and the Company appointed Oliver L. Way to the Board and designated him as a Class II director

The Board, upon the recommendation of the Nominating Committee, has nominated Gerald F. Barber, Mr. Fain, Eugene S. Putnam, Jr. and Mr. Way for election to the Board at the Annual Meeting. All of the nominees presently serve as directors – the terms of Messrs. Barber and Putnam will expire at the Annual Meeting, and Messrs. Fain and Way, as directors appointed since the 2018 annual meeting of shareholders, are being presented to the shareholders for the first time. The Company is asking shareholders to elect Mr. Fain for a two-year term that expires at the 2021 annual meeting of shareholders and Messrs. Barber, Putnam and Way for a three-year term that expires at the 2022 annual meeting of shareholders.

The Board of Directors recommends that the shareholders vote FOR the election of Messrs. Barber, Fain, Putnam and Way. If you sign and return your proxy card in the enclosed envelope or execute a proxy by telephone or through the internet, the persons named in the enclosed proxy card will vote to elect these three nominees unless you indicate otherwise. Your proxy for the Annual Meeting cannot be voted for more than three nominees.

Each of the Company’s nominees has indicated the willingness to serve if elected. If any nominee of the Company is unable or unwilling to serve as a director at the time of the Annual Meeting, then shares represented by properly executed proxies will be voted at the discretion of the persons named in those proxies for such other person as the Board may designate. The Company does not presently expect that any of the nominees will be unavailable.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of common stock voted in the election of directors. Thus, those nominees receiving the greatest number of votes cast will be elected.

The term of Troy A. Peery, Jr. as a Class II director expires at the Annual Meeting, and Mr. Peery cannot stand for re-election under the age restrictions set forth in the Company’s Corporate Governance Guidelines. The Guidelines provide that a director not stand for re-election if the director is 73 or older at the end of his or her expiring term. The Company expresses its sincere gratitude to Mr. Peery for his service as a director of TransCommunity Financial Corporation, which the Company acquired in 2008 (“TransCommunity Financial”), and its successors since 1999.

The following information sets forth the business experience for at least the past five years and other information for all nominees and all other directors whose terms will continue after the Annual Meeting. Such information includes each director’s service on the boards of TransCommunity Financial and BOE Financial, as the case may be. References to a director’s service on the board of BOE Financial include service on the board of its predecessor, the Bank.

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Nominee for Election to a Two-Year Term (Class I Director)

Hugh M. Fain, 61, has been a director of the Company since June 2018. Mr. Fain is President and a director of Spotts Fain PC, a law firm in Richmond, Virginia, where he has been a lawyer since 1992. He has 35 years of experience as a civil trial attorney in a broad range of commercial and business matters. Mr. Fain’s representative clients include both public and private companies, as well as individual entrepreneurs, many of whom rely on him for general business counsel.

In addition to his strategic planning and management skills, Mr. Fain has been active with numerous organizations and provides the Board with expertise in corporate governance and fiduciary duties. He also has significant community ties to the Bank’s central Virginia market areas that support its business development initiatives.

Nominees for Election to a Three-Year Term (Class II Directors)

Gerald F. Barber, 67, has been a director of the Company since 2014. Mr. Barber is a finance professional with over 40 years of experience in accounting, auditing and consulting.  He has worked with organizations of all sizes from start-up businesses to multi-national corporations and has delivered services to organizations in numerous industries, including banking, financial services, consumer/industrial products, retail and technology.   He was a Transaction Services Partner with PricewaterhouseCoopers LLP (“PwC”) from 2001 to 2012 and led the U.S. Latin America Transaction Services Practice in Washington, D.C. and Miami, Florida from 2004 to 2012.  Since his retirement from PwC in 2012, Mr. Barber has continued advising both middle market and multi-national corporations.  He served as an adjunct professor at the University of Virginia’s McIntire School of Commerce during 2012 and 2013. He has been in the audit and accounting field since 1975.

Mr. Barber brings extensive experience in the areas of accounting and auditing, merger and acquisition transactions, financial services and management. He is a Certified Public Accountant.

Eugene S. Putnam, Jr., 59, has been a director of the Company since 2005 and served as its Chairman of the Board from 2005 to 2008. Mr. Putnam was President and Chief Financial Officer for Universal Technical Institute, Inc., a post-secondary education provider based in Scottsdale, Arizona, from 2011 to 2016. He served as Executive Vice President and Chief Financial Officer for Universal Technical Institute, Inc. from 2008 to 2011, and he served as its interim Chief Financial Officer from 2008 to 2008.

Mr. Putnam brings high level financial expertise as chief financial officer of publicly traded companies and experience in risk management and strategic planning. He also has banking expertise in corporate finance, capital planning and balance sheet management. His background helps him play critical roles on the Board’s committees.

Oliver L. Way, 66, has been a director of the Company since June 2018. From 2005 until his retirement in March 2018, Mr. Way was Executive Vice President and Central and Northern Virginia President of Fulton Bank, N.A., the main banking subsidiary of Fulton Financial Corporation based in Lancaster, Pennsylvania. At Fulton Bank, he oversaw banking operations, planning and strategic initiatives in its central and northern Virginia markets. Mr. Way has over 40 years’ experience in the financial services industry, including 23 years with Wachovia Bank and its predecessor, Central Fidelity Bank.

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Mr. Way brings many years of experience and expertise in leadership, business development, risk management and credit analysis. He also has significant community and financial industry ties to the Bank’s central Virginia market areas.

Directors Whose Terms Do Not Expire This Year (Class I and Class III Directors)

Richard F. Bozard, 72, has been a director of the Company since 2008. He had previously served as a director of TransCommunity Financial since 2006. Mr. Bozard was Vice President and Treasurer of Owens & Minor, Inc., a medical and surgical supplies distributor based in Mechanicsville, Virginia, from 1991 until his retirement in 2009. He had also been Senior Vice President and Treasurer of Owens & Minor Medical, Inc., a subsidiary of Owens & Minor, Inc., from 2004 until his retirement.

Mr. Bozard brings broad experience in the areas of management and oversight of public companies. He also has significant experience in asset and liability management, finance, strategic planning and mergers and acquisitions, which provides both the Board and management with a substantial resource, and thus he serves as Chair of the Board’s Asset and Liability Committee.

William E. Hardy, 63, has been a director of the Company since 2017. Mr. Hardy is a certified public accountant with over 35 years of accounting and auditing experience in the central Virginia market. He is a partner and the Chief Executive Officer of Harris, Hardy & Johnstone, P.C., an accounting firm in Richmond, Virginia, that he founded in 1987. Mr. Hardy’s expertise covers numerous industries, including hotels, real estate, manufacturing, construction contractors and wholesale and retail operations. He has been in the audit and accounting field since 1983.

In addition to his accounting and auditing background, Mr. Hardy provides the Board with financial insight into many diverse industries. He also has significant community ties to the Bank’s central Virginia market areas.

S. Waite Rawls III, 70, has been a director of the Company since 2011. Mr. Rawls has been President of the American Civil War Museum Foundation in Richmond, Virginia, since 2016. He was Co-Chief Executive Officer of the American Civil War Museum in Richmond, Virginia, from 2013 to 2016. He was President of the Museum of the Confederacy in Richmond, Virginia, from 2004 to 2013.

Mr. Rawls has numerous years of leadership positions in, among others, the technology, financial management and capital market fields, all of which underscore the insight that he has as a director. Mr. Rawls also has 18 years of working experience in the banking industry, serving as Vice Chairman of Continental Bank in Chicago, Illinois for four years and as Managing Director of Chemical Bank in New York, New York for 14 years. While the banking industry has changed, Mr. Rawls remains very familiar with the issues facing banks and the regulatory environment in which they operate.

Rex L. Smith, III, 61, has been a director of the Company since 2011. Mr. Smith has been President and Chief Executive Officer of the Company and the Bank since 2011. He served as the Bank’s Executive Vice President and Chief Banking Officer from 2010 to 2011, and he held the responsibilities of President and Chief Executive Officer of the Company and the Bank, including serving as Executive Vice President of the Company, for eight months in 2010 and 2011. From 2009 to 2010, he was the Bank’s Executive Vice President and Chief Administrative Officer. From 2007 to 2009, he was the Central Virginia President for Gateway Bank and Trust and, from 2000 to 2007, he was President and Chief Executive Officer of The Bank of Richmond.

Mr. Smith has over 38 years of experience in the banking industry and a unique perspective from the management experiences that he has had with different banks. He is also intimately aware of the particular opportunities and challenges facing the Company and the Bank, as he has been a member of executive management for 10 years.

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John C. Watkins, 72, has been a director of the Company since 2008 and has served as Chairman of the Board since 2011. He had previously served as a director of TransCommunity Financial and its predecessor, Bank of Powhatan, N.A., since 1998. Senator Watkins was President of Watkins Nurseries, Inc., a landscape design firm and wholesale plant material grower based in Midlothian, Virginia, from 1998 to 2008, and he currently serves as the Chairman of its board of directors. He has also been Manager and Development Director for Watkins Land, LLC, a real estate company based in Midlothian, Virginia, since 1999. He was a member of the Virginia House of Delegates from 1982 to 1998, a member of the Senate of Virginia from 1998 to 2016 and a member of the Powhatan County Economic Development Authority since 2016.

Senator Watkins brings long-term corporate management experience as a small business owner and entrepreneur, through his ownership and operation of successful businesses in the Company’s market areas. He also brings substantial government and public policy expertise and leadership knowledge to the Company due to his long service in the Virginia state government. He has significant community ties to the Bank’s central Virginia market areas.

Robin Traywick Williams, 68, has been a director of the Company since 2008. She had previously served as a director of TransCommunity Financial since 2002. Mrs. Williams is a writer and, from 2009 to 2011, she served as president of the Thoroughbred Retirement Foundation. From 1998 to 2003, she served as Chairman of the Virginia Racing Commission in Richmond, Virginia.

Mrs. Williams brings regulatory and governance leadership to the Board through her experience with Virginia government and regulatory agencies and community organizations. She also has significant community ties to the Bank’s central Virginia market areas.

EXECUTIVE OFFICERS

The Company’s executive officers as of March 20, 2019 and their respective ages and positions are set forth in the following table.

Name	Age	Position
Rex L. Smith, III	61	President and Chief Executive Officer Community Bankers Trust Corporation and Essex Bank
Bruce E. Thomas	55	Executive Vice President and Chief Financial Officer Community Bankers Trust Corporation and Essex Bank
Jeff R. Cantrell	56	Executive Vice President and Chief Operating Officer Essex Bank
Patricia M. Davis	53	Executive Vice President and Chief Credit Officer Essex Bank
John M. Oakey, III	51	Executive Vice President, General Counsel and Secretary Community Bankers Trust Corporation and Essex Bank
William E. Saunders, Jr.	56	Executive Vice President and Chief Risk Officer Essex Bank

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The following information sets forth the business experience for at least the past five years and other information for the executive officers. Such information with respect to Mr. Smith is set forth above in the “Proposal One – Election of Directors” section.

Mr. Thomas has been Executive Vice President and Chief Financial Officer of the Company since 2010, and he was Senior Vice President and Chief Financial Officer of the Company from 2008 to 2010. From 2000 to 2008, he was Senior Vice President and Chief Financial Officer of BOE Financial. He has been employed in various positions with the Bank since 1990.

Mr. Cantrell has been the Bank’s Executive Vice President and Chief Operating Officer since 2012, and he was the Bank’s Senior Vice President and Senior Financial Officer from 2009 to 2012. From 2008 to 2009, he was Executive Vice President, Chief Financial Officer and Chief Operating Officer for North Metro Financial LLC, the organizational entity for a bank in organization in Georgia. From 1984 to 2008, he was employed with Regions Bank, where he most recently served in the position of Senior Vice President and East Region Financial Manager.

Ms. Davis has been the Bank’s Executive Vice President and Chief Credit Officer since 2014. From 2011 to 2014, she served as the Bank’s Senior Vice President and Senior Credit Officer. From 2009 to 2011, she served as the Bank’s Loan Review Officer. Ms. Davis has over 30 years of experience in the banking industry, the last 18 of which have been in credit risk management, including executive management roles at First Charter Bank in Charlotte, North Carolina, which was acquired by Fifth Third Bank in 2008.

Mr. Oakey has been General Counsel and Secretary of the Company and the Bank since 2009, with the titles of General Counsel since 2010 and Senior Legal Counsel from 2009 to 2010. He was named Executive Vice President in 2011. From 2007 to 2009, he was Director and Assistant General Counsel for Circuit City Stores, Inc. Until 2007, he was a partner at the law firm of Williams Mullen, where he began practicing in 1995.

Mr. Saunders has been the Bank’s Executive Vice President and Chief Risk Officer since 2011. From 2010 to 2011, he served as the Bank’s Executive Vice President and Chief Operating Officer. From 2008 to 2010, he served as the Bank’s Senior Vice President – Chief Risk Officer. From 2004 to 2008, he was the Bank’s Vice President – Risk Management. Mr. Saunders has 32 years of experience in the banking industry, including experience with regulatory work, audit and operations.

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Executive Compensation

Compensation Committee Report

The Compensation Committee of the Board of Directors reviews and establishes the compensation program for the Company’s senior management, including the named executive officers in the Summary Compensation Table below, and provides oversight of the Company’s compensation program. A discussion of the principles, objectives, components, analyses and determinations of the Committee with respect to executive compensation is included in the Compensation Discussion and Analysis that follows this Committee report. The Compensation Discussion and Analysis also includes discussion with respect to the Committee’s review of officer and employee compensation plans and specifically any features that may encourage employees to take unnecessary and excessive risks. The specific decisions of the Committee regarding the compensation of the named executive officers are reflected in the compensation tables and narrative that follow the Compensation Discussion and Analysis.

The Compensation Committee certifies that:

(1)      it reviewed with the Chief Risk Officer the senior executive officer compensation plans and made all reasonable efforts to ensure that these plans do not encourage the senior executive officers to take unnecessary and excessive risks that threaten the value of the Company;

(2)     it reviewed with the Chief Risk Officer the employee compensation plans and made all reasonable efforts to limit any unnecessary risks these plans pose to the Company; and

(3)     it reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of the Company and the Bank to enhance the compensation of any employee.

The Committee has reviewed the Compensation Discussion and Analysis and discussed it with the Company’s management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s annual report on Form 10-K for the year ended December 31, 2018 and the Company’s 2019 proxy statement.

Compensation Committee

Eugene S. Putnam, Jr., Chair

Hugh M. Fain, III

Troy A. Peery, Jr.

John C. Watkins

Date: March 15, 2019

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Compensation Discussion and Analysis

General

The Compensation Committee of the Company’s Board of Directors reviews and establishes the compensation program for the Company’s senior management, including the named executive officers in the Summary Compensation Table below, and provides oversight of the Company’s compensation program. The Committee consists entirely of non-employee, independent members of the Board and operates under a written charter approved by the Board.

The Committee specifically discharges Board oversight responsibilities with respect to

•	the compensation of the Company’s Chief Executive Officer and other executive officers and key employees;

•	the administration of incentive compensation plans, including stock plans and short- and long-term incentive compensation plans; and

•	the approval, review and oversight of certain retirement and other benefit plans of the Company.

The Company’s compensation program generally consists of salary, annual cash bonus and incentives, equity-based long-term compensation and benefits. Benefits include participation in the Company’s 401(k) plan and health insurance benefits. The Company also has a defined benefit pension plan, which has been frozen, and a supplemental retirement plan, which has been frozen to new entrants. In 2016, the Company established a non-qualified defined contribution retirement plan for and executed change in control agreements with the named executive officers. In addition, the Company offers perquisites to certain executive officers such as use of Company-owned vehicles.

The Company recognizes that competitive compensation is critical for attracting, motivating, rewarding and retaining qualified executives. One of the fundamental objectives of the Company’s compensation program is to offer competitive compensation and benefits for all employees, including executive officers, in order to compete for and retain talented personnel who will lead the Company in achieving levels of financial performance that enhance shareholder value. The Company also recognizes the importance of setting compensation levels in line with the Company’s overall performance.

The Committee has engaged Matthews Young – Management Consulting as the independent consultant to assist it in carrying out certain responsibilities with respect to executive compensation. Matthews Young satisfies the standards that the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) established, and that the Nasdaq Stock Market adopted, with respect to the independence of compensation consultants.

The following discussion explains the material elements of compensation paid to the Company’s named executive officers and provides the material factors underlying its compensation policies and practices. The information in this discussion specifically provides context for the compensation disclosures in the tables that follow it and should be read along with those disclosures.

Compensation Program

The Committee approves the compensation of all members of senior management, including the named executive officers. In making its determinations, the Committee has detailed discussions with both its compensation consultant and the Chief Executive Officer on appropriate levels of compensation, primarily in the context of relevant peer group data, for the Company and the specific positions of its senior officers. In addition, the Committee evaluates not only each component of compensation, as discussed further below, but also the overall total package of compensation for each senior officer.

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In connection with its annual approvals, the Committee reviews, with the Company’s Chief Risk Officer, all components of the Company’s compensation program. The Committee has determined that none of these components contain any feature that would encourage the senior officers to take unnecessary and excessive risks that would threaten the value of the Company. In addition, the Committee has determined that there is no element in any senior management or other employee compensation plan that would encourage the senior officers or employees to manipulate reported earnings in order to enhance compensation.

The following information discusses the compensation decisions for the named executive officers for the 2018 year, supplemented by the same decisions for the 2019 year.

Salary

The base salary of the named executive officers is designed to be competitive with that of the Company’s peer banks, as described further below. In establishing the base salary for the named executive officers, the Committee relies on an evaluation of the officers’ level of responsibility and performance and on comparative information. In establishing the base salary, other than for the Chief Executive Officer, the Committee also receives and takes into account the individual compensation recommendations from the Chief Executive Officer. The salary of the Chief Executive Officer is also approved by the independent members of the Board of Directors, upon recommendation of the Committee.

In January 2018, the Committee reviewed and determined salaries for the 2018 year. The Committee received and reviewed recommendations from Rex L. Smith, III for increases in salaries for the other named executive officers. The Committee considered the reasons for the proposed increases, including the value that each officer has contributed to the Company and Mr. Smith’s desire to keep salaries in line with the mid-range level of the Company’s peer group. The Committee and Mr. Smith based their analysis on peer group data that the Committee had reviewed for 2015 salaries, which had been prepared by the Committee’s compensation consultant and was derived from a peer group of publicly reporting financial institutions of similar asset size to the Company and in or close to the Company’s market area, with adjustments for cost of living. Members of the peer group were identified in the Company’s proxy statement for the 2016 annual meeting of shareholders. The information that the Committee reviewed for the 2018 year included only salary range averages from that data and did not include the names of any banks included in the peer group. The proposed increases also reflected cost of living adjustments. Mr. Smith also recommended that Ms. Davis receive a slightly higher percentage increase in salary in order to be closer in line with the peer group data for her position, due to her service time as Chief Credit Officer. As a result, the Committee determined to make, at Mr. Smith’s recommendation and supported by the peer group data, the salary increases for the named executive officers as set forth below effective as of January 1, 2018.

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Name	2017 Salary	2018 Salary	Percentage Increase
Bruce E. Thomas	$210,000	$215,000	2.38%
Jeff R. Cantrell	$210,000	$215,000	2.38%
Patricia M. Davis	$197,000	$203,000	3.06%
John M. Oakey, III	$210,000	$215,000	2.38%

Also in January 2018, the Committee reviewed and determined a salary for Mr. Smith for the 2018 year. The Committee considered the financial performance of the Company during 2017 from the standpoint of both earnings and credit quality. The Committee also considered reasons for an increase, including the value that Mr. Smith’s performance and service contributed to the Company in 2017 and expectations for 2018. The Committee acknowledged its desire to continue to keep his salary in line with the Company’s peer group, consistent with the other executive officers of the Company. As a result, the Committee approved a salary increase for Mr. Smith from $410,000 to $420,000, effective January 1, 2018, and this increase was subsequently approved by the Board of Directors.

In January 2019, the Committee reviewed and determined salaries for the 2019 year. As it did the previous year, the Committee received and reviewed recommendations from Mr. Smith for increases in salaries for the other named executive officers. The Committee continued to consider Mr. Smith’s desire to keep salaries in line with the mid-range level of the Company’s peer group, with an emphasis more on cost of living adjustments, and supplemented more by the performance-based annual incentives. The peer group data was updated for 2018 information, as provided by the Committee’s compensation consultant and derived from a peer group of publicly reporting financial institutions of similar asset size to the Company and in or close to the Company’s market area. The information that the Committee reviewed for the 2019 year included only salary range averages from that data and did not include the names of any banks included in the peer group. Mr. Smith recommended that each of Mr. Cantrell and Ms. Davis receive a slightly higher percentage increase in salary in order to be closer in line with the peer group data and with internal salary levels. As a result, the Committee determined to make, at Mr. Smith’s recommendation and supported by the peer group data, the salary increases for the named executive officers as set forth below effective as of January 1, 2019.

Name	2018 Salary	2019 Salary	Percentage Increase
Thomas	$215,000	$219,000	1.86%
Cantrell	$215,000	$220,000	2.33%
Davis	$203,000	$210,000	3.45%
Oakey, III	$215,000	$219,000	1.86%

Also in January 2019, the Committee reviewed and determined a salary for Mr. Smith for the 2019 year. The Committee considered the financial performance of the Company during 2018 from the standpoint of earnings, credit quality and overall operational performance. The Committee also considered reasons for an increase, including the value that Mr. Smith’s performance and service contributed to the Company in 2018 and expectations for 2019. The Committee acknowledged its desire to continue to keep his salary in line with the Company’s peer group, consistent with the other executive officers of the Company, with an emphasis more on cost of living adjustments, and supplemented more by the performance-based annual incentives. As a result, the Committee approved a salary increase for Mr. Smith from $420,000 to $427,500 (a 1.79% increase), effective January 1, 2019, and this increase was subsequently approved by the Board of Directors.

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Annual Incentives

The Committee believes that executive compensation should be meaningfully linked to the Company’s performance. Accordingly, the Company annually adopts an objectives-based incentive plan for the Company’s named executive officers that ties incentive payments to specific operating metrics of the Company. The Committee carefully reviews operating metrics that Mr. Smith has recommended in order to select those metrics that drive growth and earnings and thus overall shareholder value.

For the 2018 year, the metrics in the incentive plan were net income, the amount of non-performing assets as a percentage of total assets at 2018 year end, non-interest-bearing deposit growth and a job-related discretionary component; the four metrics were assigned weights of 80%, 10%, 5% and 5%, respectfully. The plan included threshold, target, stretch and maximum levels of performance for each metric and a corresponding payout, weighted as a percentage of salary, to each of the named executive officers based on the achievement of a specific level, as set forth in the following table.

Level	Operating Metric Achievement	Proportionate Percentage Payout
Threshold	Annual budgeted amount	Smith	7.5% of salary
		Other NEOs	5.0% of salary
Target	Annual budgeted amount plus 5.0%	Smith	15.0% of salary
		Other NEOs	10.0% of salary
Stretch	Annual budgeted amount plus 10.0%	Smith	22.5% of salary
		Other NEOs	15.0% of salary
Maximum	Annual budgeted amount plus 15.0%	Smith	37.5% of salary
		Other NEOs	25.0% of salary

The proportionate percentage payouts for each of the four operating metrics was determined by the level that the Company achieved with respect to the metric in 2018. In addition, the proportionate percentage payouts were prorated between metric achievement levels.

For 2018, each of the Company’s net income and the amount of non-performing assets as a percentage of total assets were between the target amount and the stretch amount, and non-interest-bearing deposit growth exceeded the maximum amount. Mr. Smith recommended an additional one percent of salary for the named executive officers with respect to the job-related discretionary component under the plan. As a result, on January 17, 2019, the Committee approved incentive awards to the Company’s executive officers (other than Mr. Smith) under the 2018 annual incentive plan, in the aggregate amount of 15.75% of salary, as set forth in the following table.

Name	2018 Incentive Award
Thomas	$33,863
Cantrell	$33,863
Davis	$31,973
Oakey	$33,863

On January 18, 2019, the Board of Directors, upon the recommendation of the Committee, approved an incentive award to Mr. Smith in the amount of $99,225 (23.63% of salary) under the 2018 annual incentive plan, due to the achievement of the performance metrics set forth in that plan, as discussed above.

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For the 2019 year, the Company has adopted an incentive plan for the named executive officers that is similar in structure to the plan for the 2018 year. The 2019 plan retains three of the four metrics from the 2018 plan (net income, asset quality and the job-related discretionary component, but not the deposit growth metric), and the three metrics have been assigned weights of 80%, 10% and 10%, respectively. The range of the payout for Mr. Smith and the other named executive officers remains the same as the 2018 plan, as noted in the table above. The Board of Directors of the Company approved this plan on January 18, 2019.

The Committee considers, as appropriate, the recovery of incentive-based compensation that should not have been awarded in the event of a future restatement of financial results or similar event. The Committee expressly included such a clawback policy in the proposed 2019 Stock Incentive Plan that is being presented to the shareholders at the Annual Meeting.

Long-Term Incentives

In 2009, the Company adopted and its shareholders approved the Community Bankers Trust Corporation 2009 Stock Incentive Plan. The purpose of the plan is to further the long-term stability and financial success of the Company by attracting and retaining employees and directors through the use of stock incentives and other rights that promote and recognize the financial success and growth of the Company. The Company believes that ownership of Company stock will stimulate the efforts of such employees and directors by further aligning their interests with the interests of the Company’s shareholders. The plan is to be used to grant restricted stock awards, stock options in the form of incentive stock options and non-statutory stock options and other stock-based awards to employees and directors of the Company. As adopted, the plan makes available up to 2,650,000 shares of common stock for issuance to participants under the plan.

The Committee has considered specifically awards of restricted stock and stock options to the named executive officers and the benefits and disadvantages of each type of award to both the Company and the officer. The Committee believes that stock options have been the most effective type of award for the purposes of its compensation program in recent years in order to align management interests with shareholder interests by rewarding long-term stock price appreciation.

In January 2018, the Committee approved stock option awards to the named executive officers. In taking these actions, the Committee considered recommendations from both the Chief Executive Officer (except with respect to his award) and the Committee’s compensation consultant with respect to the form of the award and the amounts. In determining the specific amounts for the stock option awards, the Committee considered that such awards would motivate individual long-term performance. In addition, the exercise price for each stock option award was set at a price equal to the common stock’s closing sales price on the date of the award. The specific amounts of the awards for the named executive officers are set forth in the “Grants of Plan-Based Awards” table on page 30 below. The Committee granted stock option awards to 36 employees, including the named executive officers, in January 2018.

In January 2019, the Committee approved stock option awards to the named executive officers. In taking these actions, the Committee considered recommendations from the Chief Executive Officer (except with respect to his award) with respect to the form of the award and the amounts. The award granted to each of Messrs. Thomas, Cantrell and Oakey and Ms. Davis was an option to acquire 25,000 shares of common stock. In addition, the Committee reviewed a proposed award for Mr. Smith and considered a level that would be consistent with peer group data from the standpoint of a total compensation package in line with Mr. Smith’s years of service to the Company. As a result, at the recommendation of the Committee, the Board approved for Mr. Smith a stock option award to acquire 50,000 shares of common stock. In determining the specific amounts for the stock option awards, the Committee considered that such awards would motivate individual long-term performance. The Committee granted stock option awards to 38 employees, including the named executive officers, in January 2019.

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In the future, the Company expects that any stock option grants and restricted stock awards to executive officers and other key employees will be approved at regularly scheduled Committee meetings, and subsequently approved by the Board of Directors. The Company’s Chief Executive Officer will provide the Committee with a recommendation concerning the recipients (other than himself), the reason for the award and the number of shares to be awarded. The grant date will generally be the date of the meeting at which the Board approves awards presented by the Committee. The Company will not tie the timing of the issuance of stock options or restricted stock awards to the release or withholding of material non-public information.

Retirement Program

The Company believes that a meaningful retirement program, one that is designed to provide executive officers with an appropriate level of financial security and income, following retirement, relative to their pre-retirement earnings, is a valuable tool in attracting and retaining highly qualified employees.

The Company’s retirement program includes four components, including the following three components that have been in place since its acquisition of BOE Financial and TransCommunity Financial:

•	a 401(k) employee savings plan for which all full-time employees who are 21 years of age or older are eligible to participate (all of the named executive officers are participants)
•	a non-tax qualified Supplemental Executive Retirement Plan, inherited from BOE Financial, for certain executives to supplement the benefits that such executives can receive under other retirement program components and social security (of the named executive officers, only Mr. Thomas is a participant)
•	a noncontributory defined benefit pension plan, inherited from BOE Financial and frozen to new entrants, for all full-time employees who were 21 years of age or older and who had completed one year of eligibility service (of the named executive officers, only Mr. Thomas is a participant)

In establishing a full compensation program for executive officers, the Committee recognized that the retirement program prior to 2016 did not adequately serve the purpose of attracting and retaining highly qualified employees. In particular, the Committee acknowledged that four of the Company’s six executive officers were only participants in one of the retirement program’s components, the 401(k) employee savings plan.

In response to the limitations of the retirement program, the Company implemented in 2016 a non-qualified defined contribution retirement plan for its named executive officers. The purpose of the plan is to enhance the retirement benefits that the Company provides to each named executive officer and to recognize each officer for overall performance through additional incentive-based compensation. As noted earlier, the Committee believes that executive compensation should be meaningfully linked to the Company’s performance. Accordingly, the plan is a performance driven plan, and the Company makes contributions to the plan on a discretionary basis based on payouts under the Company’s annual incentive plan, which in turn is based on the achievement of various performance metrics that the Company establishes through the Committee, as discussed above. The plan is unfunded and unsecured.

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Additional information with respect to the components of the Company’s retirement program, including the value of participant’s accounts, is set forth in the “Post-Employment Compensation” section on page 32 below.

Perquisites and Fringe Benefits

Perquisites and fringe benefits are designed to provide certain personal benefits and to fund certain expenditures that are common among executive officers in many companies. The Committee believes that this component of compensation is a valuable tool in attracting, motivating, rewarding and recruiting highly qualified employees. The Committee reviews the level of these benefits on an annual basis.

The Company provides each of Mr. Smith and Mr. Thomas with the use of a company automobile. The Company provides Mr. Cantrell with an automobile allowance.

Post-Termination Compensation

The Company is aware of constant opportunities for mergers and other consolidations in the banking industry, and the Board of Directors encourages management to seek out such opportunities that are in the best interest of shareholders. The Committee is also mindful of the inherent difficulty that management may have in pursuing opportunities that could result in the loss of their jobs.

In order to support management in such strategic endeavors, in 2016, the Company provided each of the named executive officers with a change in control agreement with terms and pay-outs consistent with both the officer’s position and responsibilities and similar arrangements in place at the Company’s peer banks. Any pay-outs from such an agreement, and other compensation that the officer may receive under other Company plans, will be subject to the limitations of Section 280G of the Internal Revenue Code of 1986, as amended (the “IRC”). The Company’s historical compensation arrangements have not provided for the Company to make “gross-up” payments that would cover the reimbursement of excise taxes that may arise under Section 280G, and accordingly each change in control agreement similarly does not contain such a “gross-up” provision.

Additional information with respect to the Company’s change in control agreements is set forth beginning on page 34 below.

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Summary Compensation Table

The table below sets forth, for the years ended December 31, 2018, December 31, 2017 and December 31, 2016, the compensation earned by the following named executive officers:

•	the individuals who served as the Company’s principal executive officer and the principal financial officer during 2018
•	the three other most highly compensated executive officers who were executive officers at December 31, 2018

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Non- Equity Incentive Plan Compen- sation ($) (2)	Change in Pension Value and Non- Qualified Deferred Compen- sation Earnings ($) (3)	All Other Compen- sation ($) (4)	Total ($)
Rex L. Smith, III	2018	420,000	—	—	146,000	99,225	—	277,449	942,674
President and Chief	2017	410,000	—	—	234,000	47,638	—	214,973	906,611
Executive Officer	2016	402,000	—	—	100,800	30,150	—	346,946	879,896
Bruce E. Thomas	2018	215,000	—	—	73,000	33,863	13,907	48,637	384,407
Executive Vice President	2017	210,000	—	—	62,400	16,267	76,199	32,723	397,589
and Chief Financial Officer	2016	204,000	—	—	50,400	10,200	56,845	36,455	357,900
Jeff R. Cantrell	2018	215,000	—	—	73,000	33,863	—	59,461	381,324
Executive Vice President	2017	210,000	—	—	62,400	16,267	—	43,946	332,613
and Chief Operating Officer, Essex Bank	2016	204,000	—	—	50,400	10,200	—	57,636	322,236
Patricia M. Davis	2018	203,000	—	—	73,000	31,973	—	49,344	357,317
Executive Vice President	2017	197,000	—	—	62,400	15,260	—	33,972	308,632
and Chief Credit Officer, Essex Bank	2016	190,000	—	—	50,400	9,500	—	52,217	302,117
John M. Oakey, III	2018	215,000	—	—	73,000	33,863	—	52,875	374,738
Executive Vice President,	2017	210,000	—	—	62,400	16,267	—	36,610	325,277
General Counsel and Secretary	2016	204,000	—	—	50,400	10,200	—	50,260	314,860

(1)	These amounts reflect the aggregate grant date fair values of each award as computed in accordance with FASB ASC Topic 718. The fair value of each option award is estimated on the date of grant using the “Black Scholes Option Pricing” method. Additional information, including a discussion of the assumptions used for the estimates, is in Note 13 of the notes to the consolidated financial statements in the Company’s 2018 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on March 15, 2019.

(2)	These amounts reflect pay-outs under the Company’s objectives-based incentive plan. Additional information on this plan is included in the “Compensation Program – Annual Incentives” section above.

(3)	The amount for 2018 represents the change in value of Mr. Thomas’s accumulated benefit in the supplemental executive retirement plan. The change in value of his accumulated benefit in the pension plan was negative (in the amount of $53,844) due to a change in the discount rate for the plan and thus is not included in the table. Additional information on these plans is included in the “Post-Employment Compensation” section below.

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(4)	Amounts for 2018 represent, for Mr. Smith, $16,800 in 401(k) plan matching contributions, $252,000 in Company contributions to the non-qualified defined contribution retirement plan, $6,960 in employer-paid healthcare and $1,689 for an automobile allowance, for Mr. Thomas, $8,600 in 401(k) plan matching contributions, $32,250 in Company contributions to the non-qualified defined contribution retirement plan, $6,960 in employer-paid healthcare, $435 for an automobile allowance, $282 for the economic value of his assigned portion of split-dollar life insurance in connection with the Bank’s supplemental executive retirement plan and $110 for wellness-related incentives, for Mr. Cantrell, $7,101 in 401(k) plan matching contributions, $43,000 in Company contributions to the non-qualified defined contribution retirement plan, $6,960 in employer-paid healthcare and $2,400 for an automobile allowance, for Ms. Davis, $8,144 in 401(k) plan matching contributions, $40,600 in Company contributions to the non-qualified defined contribution retirement plan and $600 in employer-paid healthcare and, for Mr. Oakey, $9,275 in 401(k) plan matching contributions, $43,000 in Company contributions to the non-qualified defined contribution retirement plan and $600 in employer-paid healthcare. For each of the five named executive officers, the above market or preferential portion of interest credited to his or her account in the Company’s non-qualified defined contribution retirement plan was zero.

Employment Agreements

The Company does not currently have employment agreements with any of its executive officers. Information with respect to the Company’s change in control agreements is set forth in the “Post-Employment Compensation” section below.

Pay Ratio Disclosure

For the year ended December 31, 2018, the total compensation for Rex L. Smith, III, the Company’s President and Chief Executive Officer, was $942,674, as presented in the “Summary Compensation Table” above. For the same period, the median of the total compensation of all employees of the Company was $50,766. Accordingly, the ratio of the total compensation of Mr. Smith to the median employee for the 2018 year was 18.57 to 1.

The Company identified the median employee based on a review of the total compensation, as calculated in the same manner for the President and Chief Executive Officer, for the year ended December 31, 2018 of each of the 261 employees who were employed in a full-time or part-time capacity by the Company as of December 31, 2018.

The rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

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Grants of Plan-Based Awards

The following table shows potential annual performance-based cash bonuses and awards of restricted stock and non-statutory stock options under the Company’s 2009 Stock Incentive Plan during the year ended December 31, 2018.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Stock Awards:	All Other Option Awards:	Exercise	Grant Date Fair
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Number of Shares of Stock or Units (#)	Number of Securities Underlying Options (#) (2)	or Base Price of Option Awards ($/Sh)	Value of Stock and Option Awards ($) (3)
Smith	1/19/2018	—	—	—	—	40,000	8.45	146,000
	—	31,500	63,000	157,500	—	—	—	—
Thomas	1/19/2018	—	—	—	—	20,000	8.45	73,000
	—	10,750	21,500	53,750	—	—	—	—
Cantrell	1/19/2018	—	—	—	—	20,000	8.45	73,000
	—	10,750	21,500	53,750	—	—	—	—
Davis	1/19/2018	—	—	—	—	20,000	8.45	73,000
	—	10,150	20,300	50,750	—	—	—	—
Oakey	1/19/2018	—	—	—	—	20,000	8.45	73,000
	—	10,750	21,500	53,750	—	—	—	—

(1)	For the 2018 year, the Committee adopted an objectives-based incentive plan for the named executive officers that tied incentive payments to specific operating metrics of the Company. These metrics were net income, the amount of non-performing assets as a percentage of total assets at 2018 year end, non-interest-bearing deposit growth and a job-related discretionary component; the four metrics were assigned weights of 80%, 10%, 5% and 5%, respectfully. The plan included threshold, target, stretch and maximum levels of performance for each metric and a corresponding payout, weighted as a percentage of salary, to each of the named executive officers based on the achievement of such levels. The range of the payout on each metric for the named executive officers other than Mr. Smith, weighted as noted above, would be generally from 5.0% (threshold) to 25.0% (maximum) of salary, and the range of the payout for Mr. Smith would be from 7.5% (threshold) to 37.5% (maximum) of salary.

(2)	All option awards presented vest in four equal annual installments beginning on the first anniversary of the grant date.

(3)	These amounts reflect the aggregate grant date fair values of each award as computed in accordance with FASB ASC Topic 718. The fair value of each option award is estimated on the date of grant using the “Black Scholes Option Pricing” method. Additional information, including a discussion of the assumptions used for the estimates, is in Note 13 of the notes to the consolidated financial statements in the Company’s 2018 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on March 15, 2019.

Outstanding Equity Awards

In 2009, the Company adopted the Community Bankers Trust Corporation 2009 Stock Incentive Plan. The plan is to be used to grant restricted stock awards, stock options in the form of incentive stock options and non-statutory stock options, stock appreciation rights and other stock-based awards to employees and directors of the Company. As adopted, the plan makes available up to 2,650,000 shares for issuance to participants under the plan.

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The following table shows outstanding stock awards and option awards held by the named executive officers as of December 31, 2018. The Company has not adopted an objectives-based equity incentive plan under which it makes option awards or stock awards.

	Options Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Smith	20,000	—		2.78	5/20/2020	—	—
	50,000	—		1.25	10/20/2021	—	—
	56,250	18,750	(1)	4.37	1/16/2025	—	—
	20,000	20,000	(2)	5.07	1/22/2026	—	—
	18,750	56,250	(3)	7.40	1/20/2027	—	—
	—	40,000	(4)	8.45	1/19/2028	—	—
Thomas	3,750	—		3.80	1/17/2024	—	—
	5,000	5,000	(1)	4.37	1/16/2025	—	—
	5,000	10,000	(2)	5.07	1/22/2026	—	—
	5,000	15,000	(3)	7.40	1/20/2027	—	—
	—	20,000	(4)	8.45	1/19/2028	—	—
Cantrell	15,000	—		2.86	1/17/2023	—	—
	15,000	—		3.80	1/17/2024	—	—
	15,000	5,000	(1)	4.37	1/16/2025	—	—
	10,000	10,000	(2)	5.07	1/22/2026	—	—
	5,000	15,000	(3)	7.40	1/20/2027	—	—
	—	20,000	(4)	8.45	1/19/2028	—	—
Davis	10,000	—		1.25	1/19/2022	—	—
	10,000	—		2.86	1/17/2023	—	—
	10,000	—		3.80	1/17/2024	—	—
	15,000	5,000	(1)	4.37	1/16/2025	—	—
	10,000	10,000	(2)	5.07	1/22/2026	—	—
	5,000	15,000	(3)	7.40	1/20/2027	—	—
	—	20,000	(4)	8.45	1/19/2028	—	—
Oakey	20,000	—		2.78	5/20/2020	—	—
	25,000	—		1.25	1/19/2022	—	—
	15,000	—		2.86	1/17/2023	—	—
	15,000	—		4.37	1/17/2024	—	—
	15,000	5,000	(1)	5.07	1/16/2025	—	—
	10,000	10,000	(2)	7.40	1/22/2026	—	—
	5,000	15,000	(3)	7.40	1/20/2027	—	—
	—	20,000	(4)	8.45	1/19/2028	—	—

(1)	The options vest in four equal annual installments beginning on January 16, 2016.

(2)	The options vest in four equal annual installments beginning on January 22, 2017.

(3)	The options vest in four equal annual installments beginning on January 20, 2018.

(4)	The options vest in four equal annual installments beginning on January 19, 2019.

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Option Exercises and Stock Vested

There were no exercises of stock options by any of the named executive officers during the year ended December 31, 2018. In addition, no restricted stock awards held by any such officers vested during the year ended December 31, 2018, and there are no such outstanding awards.

Post-Employment Compensation

401(k) Employee Savings Plan

The Company sponsors a 401(k) plan for all of its eligible employees. The executive officers of the Company participate in the 401(k) plan on the same basis as all other eligible employees of the Company.

Pension Plan and Supplemental Executive Retirement Plan

The Bank maintains a non-contributory defined benefit pension plan for all full-time employees who are 21 years of age or older and who have completed one year of eligibility service. The plan, which was a benefit available only to employees of the Bank prior to the merger of BOE Financial with and into the Company, was frozen to new entrants prior to the merger. Effective December 31, 2010, the Company froze the plan benefits for all participants in the pension plan.

Mr. Thomas is a participant in this plan. Benefits payable under the plan are based on years of credited service, average compensation over the highest consecutive five years, and the plan’s benefit formula (1.60% of average compensation times years of credited service up to 20 years, plus 0.75% of average compensation times years of credited service in excess of 20 years, plus 0.65% of average compensation in excess of Social Security Covered Compensation times years of credited service up to a maximum of 35 years). For 2018, the maximum allowable annual benefit payable by the plan at age 65 (the plan’s normal retirement age) was $220,000 and the maximum compensation covered by the plan was $275,000. Reduced early retirement benefits are payable on or after age 55 upon completion of 10 years of credited service. Amounts payable under the plan are not subject to reduction for Social Security benefits.

In 2006, the Bank adopted a non-tax qualified supplemental executive retirement plan (“SERP”) for certain executives to supplement the benefits that such executives can receive under the Bank’s other retirement programs and social security. Mr. Thomas is a participant in the SERP. Retirement benefits under the SERP vary by individual and are payable at age 65 for 15 years or life, whichever is longer. In the event of termination prior to age 65, annual benefits commence immediately and are payable for 15 years only, and are equal to the full retirement benefit discounted by 5.0% annually for each year that such benefits commence prior to age 65. No benefits are payable in the event that termination is for cause.

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The following table provides the present value of each named executive officer’s total accumulated benefit under the pension plan and the SERP as of December 31, 2018.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Smith	—	—	—	—
Thomas	Pension Plan	20	444,635	—
	SERP	—	283,117	—
Cantrell	—	—	—	—
Davis	—	—	—	—
Oakey	—	—	—	—

Non-Qualified Defined Contribution Retirement Plan

In 2016, the Company commenced a non-qualified defined contribution retirement plan for each of the named executive officers. The purpose of the plan is to enhance the retirement benefits that the Company provides to each officer and to recognize each officer for overall performance through additional incentive-based compensation. The terms of the plan are set forth in a Performance Driven Retirement Agreement (the “Retirement Agreement”) between the Company and each officer.

Under each Retirement Agreement, the Company will determine annual contributions to an individual deferred account for the officer on a discretionary basis. For all contributions made to the plan to date, the Company has based the amount of the contributions on the payouts made under its annual incentive plan. The range of the Company’s contributions to the deferred accounts for the named executive officers have been as follows:

Level	Percentage Contribution
Threshold	Smith	40.0% of salary
	Thomas	5.0% of salary
	Other NEOs	10.0% of salary
Target	Smith	50.0% of salary
	Thomas	10.0% of salary
	Other NEOs	15.0% of salary
Maximum	Smith	60.0% of salary
	Thomas	15.0% of salary
	Other NEOs	20.0% of salary

All contributions are fully vested when credited.

The Retirement Agreement provides that all benefits will be forfeited by an officer in the event that the officer separates from the Company and joins a competing entity within two years from the separation date. Early termination benefits are payable commencing at age 65, and normal retirement benefits are payable at the later of age 65 and separation of service. Change in control benefits are payable upon a separation of service following a change in control, and such benefits will be reduced as necessary in order to comply with the limitations of IRC Section 280G. The Retirement Agreement also provides for the payment of benefits in the event of the officer’s death during employment.

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The following table provides specific information for each named executive officer for the non-qualified defined contribution retirement plan as of December 31, 2018.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($) (1)	Aggregate Earnings in Last Fiscal Year ($) (2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Fiscal Year End ($) (3)
Smith	—	252,000	20,355	—	793,883
Thomas	—	32,250	1,466	—	71,245
Cantrell	—	43,000	2,705	—	114,987
Davis	—	40,600	2,516	—	107,566
Oakey	—	43,000	2,705	—	114,987

(1)	These amounts are included in the “All Other Compensation” column of the Summary Compensation Table.

(2)	For each of the named executive officers, the above market or preferential portion of interest credited to his or her account in the Company’s non-qualified defined contribution retirement plan was zero. Accordingly, no earnings amounts are included in the Summary Compensation Table.

(3)	The amount for each named executive officer as of December 31, 2018 is 100% vested. In addition to the Company’s contributions in 2018, the amounts include the following Company contributions that have been reported as compensation in the Summary Compensation Table for 2017 and 2016, respectively: Smith, $186,550 and $160,800; Thomas, $16,275 and $10,200; Cantrell, $26,775 and $20,400; Davis, $25,118 and $19,000; and Oakey, $26,775 and $20,400.

Change in Control Agreements

In 2016, the Company entered into a change in control arrangement with each of the named executive officers. The terms of each arrangement are set forth in a Change in Control Employment Agreement (the “CIC Agreement”) that is substantially identical for the five individual officers.

The CIC Agreement is for a term that expires on December 31, 2025, with automatic renewals on that date and every 10th anniversary of that date. The CIC Agreement provides for the employment of the officer following a “change in control”, as defined in the CIC Agreement, for a period of two years. During such period, the officer will receive a base salary that is equal to at least the same base salary that the officer received for the 12 months before the change in control. In addition, the officer will be entitled to participate in incentive, savings, retirement and benefit plans at the same level as other similarly situated officers, and at least at the level of the officer’s participation in such plans during the six months prior to the change in control.

The CIC Agreement provides for specified payments to the officer under certain termination scenarios during the two-year employment period. If the officer is terminated “without cause” or terminates for “good reason”, each as defined in the CIC Agreement, the officer will receive salary, bonuses, incentives and benefits that would be owed through the date of termination, a salary continuation benefit that equals a multiple times the officer’s highest salary during the 12 months prior to termination plus the officer’s highest annual bonus during the two years prior to termination, continuation of benefits for 12 months and outplacement services in the amount of up to $25,000. For Messrs. Smith, Thomas, Cantrell and Oakey, the salary continuation benefit is 3.00 times such salary and bonus minus $1.00 and, for Ms. Davis, the salary continuation benefit is 2.00 times such salary and bonus minus $1.00. (William E. Saunders, Jr., the Company’s other executive officer, also has a CIC Agreement with a salary continuation benefit that is 2.00 times salary and bonus minus $1.00.) If the officer’s termination is due to “death” or “disability”, each as defined in the CIC Agreement, the officer will receive salary, bonuses, incentives and benefits that would be owed through the date of termination, three months of base salary and continuation of benefits (for dependents only in the case of death) for 12 months.

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The CIC Agreement provides that the amounts and benefits payable to the officer will be reduced as necessary, and as may be directed by the officer, in order to comply with the limitations of IRC Section 280G. The Company’s current compensation arrangements do not provide for the Company to make “gross-up” payments that would cover the reimbursement of excise taxes that may arise under Section 280G. The CIC Agreement similarly does not contain such a “gross-up” provision. The CIC Agreement also contains a “clawback” provision consistent with the requirements of federal law and the listing standards of the Nasdaq Stock Market.

Potential Payments Upon Termination

The table below quantifies the expected payments to the named executive officers in different, specified employment termination circumstances. The table does not include benefits payable to Mr. Thomas under the pension plan and the supplemental executive retirement plan. Information with respect to the post-employment benefits under those plans is presented above.

The information below assumes that termination of employment occurred on December 31, 2018. The Company does not have any arrangements with any of the named executive officers that provide for payment in employment termination circumstances other than those events presented in the table.

			Within 24 Months Following a Change in Control
Name	Benefit	Termination Due to Death ($)	Termination Without Cause or for Good Reason ($)	Termination Due to Death ($)	Termination Due to Disability ($)
Smith	Payment under CIC Agreement (1)	—	1,250,157	105,000	105,000
	Payment under Retirement Agreement (2)	1,595,005	793,883	1,595,005	793,883
	Health care benefits continuation (3)	—	—	6,960	6,960
	Total Value	1,595,005	2,044,040	1,706,965	905,843
Thomas	Payment under CIC Agreement (1)	—	746,588	53,750	53,750
	Payment under Retirement Agreement (2)	379,282	117,585	379,282	71,245
	Health care benefits continuation (3)	—	—	6,960	6,960
	Total Value	379,282	864,173	439,992	131,955
Cantrell	Payment under CIC Agreement (1)	—	656,594	53,750	53,750
	Payment under Retirement Agreement (2)	509,124	114,987	509,124	114,987
	Health care benefits continuation (3)	—	—	6,960	6,960
	Total Value	509,124	771,581	569,834	175,697

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			Within 24 Months Following a Change in Control
Name	Benefit	Termination Due to Death ($)	Termination Without Cause or for Good Reason ($)	Termination Due to Death ($)	Termination Due to Disability ($)
Davis	Payment under CIC Agreement (1)	—	516,868	50,750	50,750
	Payment under Retirement Agreement (2)	687,003	107,566	687,003	107,566
	Health care benefits continuation (3)	—	—	600	600
	Total Value	687,003	624,434	738,353	158,916
Oakey	Payment under CIC Agreement (1)	—	605,509	53,750	53,750
	Payment under Retirement Agreement (2)	946,373	114,987	946,373	114,987
	Health care benefits continuation (3)	—	—	600	600
	Total Value	946,373	720,496	1,000,723	169,337

(1)	The salary continuation benefit for termination without cause or for good reason within 24 months following a change in control under each CIC Agreement as of December 31, 2018 is as follows: Smith, $1,557,674; Thomas, $746,588; Cantrell, $746,588; Davis, $704,918; and Oakey, $746,588. Each CIC Agreement, however, provides that the amounts and benefits under the CIC Agreement will be reduced as necessary, and as may be directed by the officer, in order to comply with the limitations of IRC Section 280G.

(2)	The pre-retirement death benefit under the non-qualified defined contribution retirement plan, whether or not there is a change in control, is the projected account balance at age 65 for each named executive officer. The benefit for termination without cause or for good reason within 24 months following a change in control is the discounted present value of the projected account balance as of December 31, 2018, as follows: Smith, $1,396,687; Thomas, $246,508; Cantrell, $350,821; Davis, $405,229; and Oakey, $507,101. Each Retirement Agreement, however, provides that change in control benefits will be reduced as necessary in order to comply with the limitations of IRC Section 280G. The benefit for termination for other reasons (other than death) after a change in control is the account balance in the retirement plan.

(3)	The benefit is provided under each CIC Agreement. Each CIC Agreement, however, provides that the amounts and benefits under the CIC Agreement will be reduced as necessary, and as may be directed by the officer, in order to comply with the limitations of IRC Section 280G.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Some of the Company’s directors and executive officers are at present, as in the past, its banking customers. As such, the Company, through its banking subsidiary, has had, and expects to have in the future, banking transactions with directors, officers, principal shareholders and their employees. All loans and commitments to lend to such parties have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time with other persons not related to the Company or the Bank. These transactions do not involve more than the normal risk of collectability or present other unfavorable features. The aggregate outstanding balance of loans to such parties at December 31, 2018 was $10,000.

The Company has not adopted a formal policy that covers the review and approval of related person transactions by its Board of Directors that is separate from the Code of Business Conduct and Ethics, which applies to directors, officers and all employees of the Company and its subsidiaries. The Board reviews all proposed related party transactions for approval. During such a review, the Board will consider, among other things, the related person’s relationship to the Company, the facts and circumstances of the proposed transaction, the aggregate dollar amount of the transaction, the related person’s relationship to the transaction and any other material information. Those directors that are involved in a proposed related party transaction are excused from the Board and/or committee meeting during the discussion and vote with respect to the proposal.

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PROPOSAL TWO

ADVISORY VOTE ON EXECUTIVE COMPENSATION

This proposal is commonly known as the “say on pay” proposal. The Dodd-Frank Act, enacted in 2010, requires that each public company provide its shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, such company’s executive compensation program, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

At the Company’s 2015 annual meeting, the shareholders voted in favor of having the advisory vote on the endorsement of the Company’s executive compensation program every year. Accordingly, the Company is asking you to approve at the Annual Meeting its executive pay programs and policies through the following resolution:

“RESOLVED, that the shareholders approve the compensation of executive officers as disclosed in the proxy statement for the 2019 Annual Meeting of Community Bankers Trust Corporation pursuant to the rules of the Securities and Exchange Commission.”

Non-binding approval of the Company’s executive compensation program would require that a majority of the shares present or represented at the Annual Meeting vote in favor of the proposal. Abstentions and broker non-votes will not be counted as votes cast and therefore will not affect the determination as to whether the Company’s executive compensation program as disclosed in this proxy statement is approved.

At the Company’s 2018 annual meeting, the shareholders approved this proposal with 96.6% of the votes cast in favor of it.

Because your vote is advisory, it will not be binding upon the Board of Directors, overrule any decision made by the Board of Directors or create or imply any additional fiduciary duty by the Board of Directors. The Compensation Committee, however, may take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors recommends that the shareholders vote FOR Proposal Two.

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PROPOSAL THREE

APPROVAL OF THE COMMUNITY BANKERS

TRUST CORPORATION 2019 STOCK INCENTIVE PLAN

General

The Board of Directors has adopted, subject to approval by the Company’s shareholders, the Community Bankers Trust Corporation 2019 Stock Incentive Plan (the “2019 Plan”). The 2019 Plan is designed to promote the interests of the Company and its shareholders by strengthening the Company’s ability to attract, motivate and retain employees, directors and consultants upon whose judgment, initiative and efforts the financial success and growth of the business of the Company largely depend.

If approved by shareholders, a total of 2,500,000 shares of common stock will be reserved for issuance under the 2019 Plan. The Company is asking shareholders to approve the 2019 Plan because the stock incentive plan approved by shareholders in 2009 (the “2009 Plan”) will terminate on June 17, 2019. Outstanding awards under the 2009 Plan will be administered in accordance with their terms under such plan, but the Company will not make any further awards under the 2009 Plan following the approval of the 2019 Plan by shareholders.

The material terms of the 2019 Plan are summarized below. Because this is a summary, it may not contain all the information that shareholders may consider important. In order to aid understanding of the plan, the full text of the 2019 Plan, as proposed for adoption and approval by shareholders, is provided as Appendix A to this proxy statement.

Executive Summary

The following is a summary of the key provisions of the 2019 Plan, including important features that enable the Company to maintain sound governance practices in granting awards.

Award Types: The following types of awards will be available for issuance under the 2019 Plan:

•	nonstatutory and incentive stock options;
•	restricted stock and other stock awards; and
•	restricted stock units.

Eligible Participants: All employees, directors and consultants of the Company and its subsidiaries.

Shares Reserved under the 2019 Plan: A total of 2,500,000 shares of the Company’s common stock are reserved for issuance under the 2019 Plan. The number of shares available for issuance under the 2019 Plan is subject to adjustment to reflect stock splits, stock dividends and similar events.

Shares Reserved under the 2019 Plan as a Percentage of Outstanding Common Stock as of March 20, 2019: 11.3%

Minimum Vesting: The 2019 Plan includes a 95% minimum vesting requirement. That is, awards with respect to at least 95% of the shares of common stock authorized for issuance under the 2019 Plan, or 2,375,000 shares, must have a vesting or exercise schedule of at least one year. Correspondingly, awards with respect to an aggregate of 125,000 shares will not need to have a minimum vesting or exercise schedule.

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No Liberal Share Recycling: Under the 2019 Plan, shares of the Company’s common stock used to pay the exercise price of a stock option or to satisfy tax withholding in connection with an award will not be added back (recycled) to the aggregate plan limit.

No Dividends or Similar Distributions on Unvested Awards or Options: The 2019 Plan prohibits the payment of dividends or similar distributions on awards, whether subject to time-based or performance-based vesting, unless and until the vesting requirements have been met.

No Discounted Stock Options: The 2019 Plan prohibits the grant of stock options with an exercise price less than the fair market value of the Company’s common stock on the grant date.

Protective Provisions: The 2019 Plan provides for the possible forfeiture of outstanding awards upon a participant’s termination for cause and adds provisions subjecting all awards under the plan to the terms of any recoupment or clawback required by law or government regulation (or similar policy in effect at the Company).

Term of the Plan: No awards may be granted under the 2019 Plan after May 16, 2029, the termination date of the plan.

Equity Plan Information

The following table provides information relating to the outstanding equity awards, which consist of only stock options, for the years ended December 31, 2018, December 31, 2017 and December 31, 2016 and the number of full-value awards, which consists of only stock awards, granted during this three-year period.

For the Year Ended December 31,	2018	2017	2016

Stock option awards granted	279,000	293,000	263,000
Full value awards granted:
Restricted stock awards	—	—	—
Other stock awards	18,771	19,375	28,704
Basic weighted average shares	22,103,036	22,013,810	21,914,270
Stock option awards outstanding	1,574,250	1,338,750	1,135,000
Weighted average exercise price	$5.18	$4.45	$3.58
Weighted average term (in years)	5.00	5.33	5.67
Full value awards outstanding:
Restricted stock awards	—	—	—
Other stock awards	—	—	—
Common shares outstanding	22,132,304	22,072,523	21,959,648

Purpose

The purpose of the 2019 Plan is to further the long-term stability and financial success of the Company by attracting and retaining personnel, including employees, directors and consultants, through the use of stock and stock-based incentives and other rights that promote and recognize the financial success and growth of the Company. The Company believes that ownership of the Company’s common stock will stimulate the efforts of those persons upon whose judgment, interest and efforts the Company depends for the successful conduct of its business, and will further align those persons’ interests with the interests of the Company’s shareholders.

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Shares Available for Issuance

Subject to approval by shareholders, the aggregate number of shares reserved for issuance under the 2019 Plan is 2,500,000. Of this total, all 2,500,000 shares may be issued pursuant to the exercise of incentive stock options. If any award granted under the 2019 Plan is canceled, forfeited or expires for any reason other than as a result of exercise, vesting or settlement, the shares associated with such award will be available for future awards under the 2019 Plan. In contrast, any shares withheld by the Company, delivered by a participant, or otherwise used to pay an option exercise price or withholding taxes associated with an award will not be available for future awards under the 2019 Plan. In addition, in the event shares are withheld or delivered by a participant in connection with an option exercise, the number of shares available for future awards will be reduced by the gross number of shares to which the exercise relates, rather than the net number of new shares issued upon exercise.

With certain limitations, the 2,500,000 share limit (including for incentive stock options), the terms of outstanding awards and the individual annual award limits (described below) will be adjusted by the Compensation Committee of the Company’s Board of Directors in an equitable and proportionate manner to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the 2019 Plan in the event of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, spin-off of a subsidiary, or other relevant change in capitalization.

To date, no awards have been granted under the 2019 Plan.

Annual Limit on Awards

The maximum number of shares with respect to which awards may be granted in any calendar year to any individual other than a non-employee director will be 200,000 shares. A non-employee director may only receive awards for a maximum number of 20,000 shares of common stock in any calendar year.

Administration

The 2019 Plan will be administered by the Compensation Committee, which is composed entirely of independent directors. The Compensation Committee will have the power to select award recipients and grant awards on terms that the Compensation Committee considers appropriate. In addition, the Compensation Committee will have the authority to interpret the 2019 Plan, to adopt, amend or waive rules and regulations for the 2019 Plan’s administration, and to make all other determinations for administration of the 2019 Plan. The Compensation Committee may delegate all or part of its authority to one or more officers of the Company with respect to awards to individuals not subject to the reporting and other provisions of Section 16 of the Exchange Act.

Eligibility

Any employee or director of, or consultant to, the Company or an affiliate (as defined below) of the Company who, in the judgment of the Compensation Committee, has contributed or can be expected to contribute to the profits or growth of the Company is eligible to become a participant. For this purpose, an affiliate is a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company. The Bank is considered an affiliate of the Company. As of March 31, 2019, the Company and its affiliates employed 262 individuals, and there were 10 non-employee directors of the Company and its affiliates.

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Types of Awards

Stock Options. Stock options granted under the 2019 Plan may be incentive stock options (which meet the requirements of IRC Section 422 and options that do not qualify as incentive stock options (“nonstatutory stock options”). A stock option entitles a recipient to purchase shares of common stock at a specified exercise price. The Compensation Committee will fix the exercise price at the time that the stock option is granted, provided that the exercise price cannot be less than 100% of the fair market value of a share of the Company’s common stock on the date of grant (or, in the case of an incentive stock option granted to a 10% shareholder of the Company, 110% of the shares’ fair market value on the date of grant). On March 29, 2019, the closing price of the common stock was $7.32 per share. The exercise price may be paid (i) in cash, (ii) by delivery of previously acquired shares with an aggregate fair market value equal to the exercise price for the number of option shares being acquired, (iii) if and as permitted by an award agreement, through a “net share exercise” whereby the Company withholds and retains sufficient shares issuable in connection with the stock option to cover the exercise price (other than for incentive stock options), (iv) through a “cashless exercise” procedure that enables a participant the opportunity to sell immediately some of the shares underlying the exercised portion of the stock option to generate sufficient cash to pay the exercise price, or (v) through a combination of the foregoing.

Stock options may be exercised at such times and subject to such conditions as may be prescribed by the Compensation Committee, including the requirement that they will not be exercisable after 10 years from the date of grant (or five years in the case of an incentive stock option granted to a 10% shareholder of the Company).

Restricted Stock Awards. The 2019 Plan permits the grant of restricted stock awards that are subject to forfeiture until the restrictions established by the Compensation Committee lapse and the restricted shares vest. A restricted stock award is an award of common stock that may be subject to restrictions on transferability and other restrictions as the Compensation Committee determines in its sole discretion on the date of grant. The restrictions may lapse over a specified period of time based on continued employment or service and/or the achievement of certain performance objectives. Unless a restricted stock award agreement provides otherwise, and except as provided in the next sentence, a participant who receives a restricted stock award will have all the rights of a shareholder as to those shares, including the right to vote. No dividends on shares of restricted stock will be paid to a participant unless and until those shares vest, at which time the accrued dividends will be delivered.

Restricted Stock Unit Awards. The Compensation Committee may also award restricted stock units (“RSU”) under the 2019 Plan. An RSU is an award stated with reference to a number of shares of common stock. The Compensation Committee may place such restrictions on the vesting and settlement of RSUs as the Compensation Committee deems appropriate, including restrictions relating to continued employment or service and/or achievement of certain performance objectives. The RSU may entitle the recipient to receive, upon satisfaction of the vesting conditions set forth in the RSU agreement, cash, shares of common stock or a combination of cash and shares of common stock. Holders of RSUs have no right to vote the shares represented by the units, but may be credited with cash and stock dividends paid by the Company in respect of its common stock. Any such dividends will be paid to the participant, in the form of cash or common stock with an equivalent value, if at all, on vesting and settlement of the related RSU. Subject to any exceptions authorized by the Compensation Committee, RSUs will be forfeited if the restrictions on vesting established with respect to such awards, whether time-based or performance-based, are not satisfied.

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Stock Awards. The Compensation Committee may grant a stock award that is fully vested and freely transferable as of the date the award is granted, subject to restrictions under applicable federal or state securities laws. A stock award may be, but is not required to be, granted in settlement of a performance-conditioned award or upon achievement of performance objectives.

Restrictions on Transfer

In general, awards granted under the 2019 Plan may not be assigned, transferred, pledged or otherwise encumbered by a participant, other than by will or the laws of descent and distribution. The plan permits the award of nonstatutory stock options that are transferable to immediate family members (or certain related trusts or entities), in accordance with applicable securities laws.

Change in Control Provisions

In the event of a “change in control” (as defined in the 2019 Plan), the Compensation Committee may, at the time an award is made or thereafter, take such action as it deems appropriate, in its sole discretion and without the consent of a participant, which may include, without limitation, the following actions: (i) provide for the purchase or settlement of any award by the Company for an amount of cash equal to the amount that could have been obtained upon the exercise of such award or realization of such participant’s rights had such award been currently exercisable or payable; (ii) adjust outstanding awards as the Compensation Committee deems appropriate to retain the economic value of the award; or (iii) cause any outstanding award to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such change in control. Unless otherwise provided by the Compensation Committee, upon a change in control an award will be vested, earned or become exercisable to the extent provided in the applicable award agreement.

Amendment and Termination

If not sooner terminated by the Board of Directors of the Company, the 2019 Plan shall terminate on May 16, 2029. The Board of Directors may amend or terminate the 2019 Plan at any time, provided that no such amendment will be made without shareholder approval if required by the IRC, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the common stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto, or under any other applicable laws, rules or regulations. Awards outstanding on the date of any such termination or amendment shall remain valid in accordance with their terms.

Summary of Federal Income Tax Consequences

The following is a general summary of the federal income tax consequences under the 2019 Plan. This summary does not address all matters that may be relevant to a particular participant based on his or her specific circumstances.

Nonstatutory Stock Options. The grant of a nonstatutory stock option will not result in taxable income to a participant. The participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

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Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to a participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary (as defined for purposes of the relevant tax rules) during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise. This employment period is one year prior to the date of exercise if the participant is “disabled” (as defined in the IRC). The heirs of a participant are not subject to this tax rule. The difference between the fair market value of the shares on the exercise date over the exercise is taken into account for alternative minimum tax purposes.

If the participant does not sell or otherwise dispose of the stock within two years from the date of the grant or within one year after exercise, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and the Company will not be entitled to any deduction for federal income tax purposes.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income, and the Company will be allowed a corresponding deduction, at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Special rules apply if a participant pays the exercise price for either type of option using shares previously owned by the participant.

Restricted Stock Awards. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction. A participant may make a Section 83(b) election under the IRC to be taxed as compensation income based on the fair market value at time of grant, in which case the Company will be entitled to a corresponding deduction at that time. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting.

Stock Awards. Upon the grant of a stock award, a participant generally will realize ordinary income equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction.

Restricted Stock Units. A participant who has been granted restricted stock units will not realize taxable income at the time of grant. Upon receipt of common stock or cash in the future pursuant to such an award, the participant will realize ordinary income equal to the then fair market value of those shares, and/or the amount of any cash received, and the Company will receive a corresponding deduction.

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Benefits to Executive Officers and Directors

No new plan benefits table for the 2019 Plan is included in this document. Participation in the 2019 Plan is made at the Compensation Committee’s discretion and is based on the performance of the Company. Accordingly, future awards under the plan are not determinable at this time. See the “Compensation Discussion and Analysis” section beginning on page 21 for detailed information on awards to certain executive officers under the 2009 Plan during the most recent fiscal year.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information about common stock that may be issued upon the exercise of options, warrants and rights under the Community Bankers Trust Corporation 2009 Stock Incentive Plan as of December 31, 2018. There are no outstanding warrants or rights under that plan, and the Company does not have any other plans that provide for the issuance of any options, warrants or rights.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity Compensation Plans Approved by Security Holders 2009 Stock Incentive Plan	1,574,250	$5.18	411,091
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	1,574,250	$5.18	411,901

Shareholder Vote Required

The Community Bankers Trust Corporation 2019 Stock Incentive Plan will be approved by shareholders if holders of a majority of the shares present in person or represented by proxy at the Annual Meeting vote in favor of the action.

The Board of Directors recommends that the shareholders vote FOR Proposal Three.

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PROPOSAL FOUR

APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

General

Yount, Hyde & Barbour, P.C. (“YHB”), an independent registered public accounting firm, served as the Company’s independent registered public accounting firm during the year ended December 31, 2018, and has been selected by the Audit Committee of the Company’s Board of Directors to serve as the Company’s independent registered public accounting firm for the current fiscal year. Representatives of YHB will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Although shareholder ratification is not required by the Company’s Bylaws or otherwise, the Board, as a matter of good corporate governance, is requesting that shareholders ratify the selection of YHB as the Company’s independent registered public accounting firm for 2019. If shareholders do not ratify the selection of YHB, the Audit Committee will reconsider its appointment.

The Board of Directors recommends that shareholders vote FOR ratification of the appointment of YHB as the Company’s independent registered public accounting firm for 2019.

Change in Firms

On March 13, 2018, the Audit Committee appointed YHB as the Company’s independent registered public accounting firm for the year ended December 31, 2018. YHB replaced BDO USA, LLC (“BDO”), which the Company dismissed effective March 16, 2018, following the Company’s filing of its audited financial statements with the Securities and Exchange Commission.

BDO served as the Company’s independent registered public accounting firm during the years ended December 31, 2017 and 2016. The reports of BDO on the consolidated financial statements of the Company for each of the years ended December 31, 2017 and December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2017 and December 31, 2016 and during the subsequent interim period from January 1, 2018 through March 16, 2018, (i) there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K under the federal securities laws.

During the years ended December 31, 2017 and December 31, 2016 and during the subsequent interim period from January 1, 2018 through March 16, 2018, neither the Company nor anyone on its behalf consulted YHB regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that YHB concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue. In addition, during the years ended December 31, 2017 and December 31, 2016 and from January 1, 2018 through March 16, 2018, neither the Company nor anyone on its behalf consulted YHB regarding any matter that was the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

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Fees

The following table presents fees billed to the Company by YHB and BDO with respect to the years ended December 31, 2018 and December 31, 2017.

		2018	2017
Audit Fees	YHB	$134,500	—
	BDO	$35,000	$200,000
Audit-Related Fees	YHB	$10,000	—
	BDO	—	$10,000
Tax Fees	YHB	$15,000	—
	BDO	—	$11,000
All Other Fees	YHB	—	$13,500
	BDO	$2,466	—

Audit Fees are fees billed for the audit of the Company’s annual consolidated financial statements and management’s assessment of internal control over financial reporting and for reviews of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q for each year presented. The Company paid YHB an additional $1,376 for travel and related expenses for the 2018 audit work.

BDO’s fees for 2018 reflected the issuance of the firm’s consent and review of reclassifications of prior financial information in connection with the 2018 audited financial statements, and its fees for 2017 included also services with respect to successor auditor review of work papers related to the 2017 audited financial statements. The Company paid BDO an additional $5,000 for travel and related expenses for the 2017 audit work.

Audit-Related Fees are fees billed for services rendered in connection with the audit of the Bank’s 401(k) employee savings plan. The Company paid BDO an additional $196 for expenses billed in 2017.

Tax Fees are fees billed for the preparation of federal tax forms, tax planning and various other tax-related items.

For other fees, in 2018, BDO billed the Company $2,466 for services in connection with new revenue recognition standards. In 2017, YHB billed the Company $13,500 for professional business valuation services in connection with the Company’s analysis of an acquisition opportunity.

Pre-Approval Policies and Procedures

The Audit Committee of the Board of Directors has adopted policies and procedures for the pre-approval of services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Such policies and procedures provide that the Audit Committee shall pre-approve all auditing and permitted non-audit services (including the fees and terms thereof).

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For the 2018 year, the Audit Committee pre-approved the following services provided by YHB:

•	$119,500 for the audit of the Company’s 2018 consolidated financial statements and related work, $15,000 for the review of the consolidated financial statements included in each of the Company’s quarterly reports on Form 10-Q and related research and consultation services up to $10,000;
•	$10,000 for the audit of the Bank’s 401(k) employee savings plan; and
•	$15,000 for the preparation of federal and state income tax returns for 2018.

As permitted under the Sarbanes-Oxley Act of 2002 and its pre-approval policies and procedures, the Audit Committee may delegate pre-approval authority to its Chair. The Chair must then report any pre-approval decisions to the Audit Committee at the next scheduled meeting.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee acts under a written charter adopted by the Board of Directors. The Committee assists the Board of Directors in the fulfillment of its oversight responsibilities with respect to the completeness and accuracy of the Company’s financial reporting and the adequacy of its financial and operating controls. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements; accounting and financial reporting principles; internal controls over financial reporting; and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and of the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2018 with each of management and the independent registered public accounting firm. The Committee has also discussed with each party the Company’s compliance with Section 404 of the Sarbanes-Oxley Act relative to testing of internal control over financial reporting. The Committee has further discussed with the independent registered public accounting firm the matters required to be discussed with it under PCAOB Auditing Standard AS 1301, Communication with Audit Committees, and Rule 2-07 of Regulation S-X promulgated by the Securities and Exchange Commission, as modified or supplemented.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, Communication with Audit Committees Regarding Independence. The Committee has also discussed with the independent registered public accounting firm its independence and has considered whether the provision of specific non-audit services by the independent registered public accounting firm is compatible with maintaining its independence.

The Audit Committee has discussed with management its assessment of the effectiveness of internal control over financial reporting and has also discussed with the independent registered public accounting firm its opinion as to the effectiveness of the Company’s internal control over financial reporting.

Based on the review and discussions described in this report, and subject to the limitations on its role and responsibilities described in this report and in its charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

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In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports and the Company’s internal control over financial reporting, and of the independent registered public accounting firm who, in its reports, expresses opinions on the conformity of the Company’s annual consolidated financial statements with generally accepted accounting principles and on the effectiveness of the Company’s internal control over financial reporting.

Audit Committee

Gerald F. Barber, Chair

William E. Hardy

Troy A. Peery, Jr.

S. Waite Rawls III

Robin Traywick Williams

Date: March 13, 2019

SHAREHOLDER PROPOSALS

All proposals, including nominations for directors, submitted by shareholders for presentation in the proxy statement for the 2020 annual meeting of shareholders must comply with the Securities and Exchange Commission’s rules regarding shareholder proposals. In addition, the Company’s Bylaws require that for any business to be properly brought before an annual meeting by a shareholder, the Company’s Secretary must have received written notice thereof not less than 60 nor more than 90 days prior to the meeting (or not later than 10 days after a notice or public disclosure of such meeting date if such disclosure occurs less than 70 days prior to the date of the meeting). The notice must set forth

•	for nominations for directors, as to each person whom the shareholder proposes to nominate for election as a director
o	the name, age, business address and residence address of the person;
o	the principal occupation or employment of the person;
o	the class and number of shares of capital stock of the Company that are beneficially owned by the person; and
o	any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations of the Securities and Exchange Commission; and

•	for other business, as to each matter the shareholder proposes to bring before the annual meeting
o	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; and
o	any material interest of the shareholder in such business; and

•	as to the shareholder giving the notice
o	the name and record address of the shareholder; and
o	the class, series and number of shares of capital stock of the Company that are beneficially owned by the shareholder.

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The proxies will have discretionary authority to vote on any matter that properly comes before the meeting if the shareholder has not provided timely written notice as required by the Bylaws.

Any proposal of a shareholder intended to be presented at the Company’s 2020 annual meeting of shareholders and included in the proxy statement and form of proxy for that meeting must be received by the Company no later than December 10, 2020.

ANNUAL REPORTS

The Company’s 2018 Annual Report to Shareholders, which includes a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission, is being mailed to shareholders with this proxy statement. Shareholders may also request, without charge, an additional copy of the Company’s 2018 Annual Report to Shareholders, by writing to the Corporate Secretary, 9954 Mayland Drive, Suite 2100, Richmond, Virginia 23233. The 2018 Annual Report to Shareholders is not part of the proxy solicitation materials.

April 8, 2019

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Appendix A

COMMUNITY BANKERS TRUST CORPORATION

2019 STOCK INCENTIVE PLAN

1.	Purpose; Eligibility.

(a)          General Purpose. The purpose of the Community Bankers Trust Corporation 2019 Stock Incentive Plan is to further the long-term stability and financial success of the Company by attracting and retaining personnel, including employees, directors and Consultants, through the use of stock and stock-based incentives. The Company believes that ownership of Company Stock will stimulate the efforts of those persons upon whose judgment, interest and efforts the Company and its Affiliates depend for the successful conduct of their businesses and will further the alignment of those persons’ interests with the interests of the Company’s shareholders.

(b)          Eligible Award Recipients. Any employee, director or Consultant of the Company or an Affiliate who, in the judgment of the Committee, has contributed or can be expected to contribute to the profits or growth of the Company or the Affiliate is eligible to become a Participant. The Committee shall have the power and complete discretion, as provided in Section 16, to select eligible Participants and to determine for each Participant the terms, conditions and nature of an Award and the number of shares to be allocated as part of the Award; provided, however, that any Award made to a member of the Committee must be approved by the Board.

(c)          Available Awards. Awards of Options, Restricted Stock, Restricted Stock Units, and Stock Awards may be granted under the Plan. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options.

(d)          Date of Adoption, Effective Date. The Plan was adopted by the Board of Directors of the Company on March 15, 2019, and will become effective on May 17, 2019, if approved by the shareholders of the Company on that date in accordance with applicable law and listing requirements (such approval date, the “Effective Date”).

(e)          No Additional Grants Under the 2009 Stock Incentive Plan. No additional awards will be made under the Community Bankers Trust Corporation 2009 Stock Incentive Plan on or after the Effective Date of the Plan.

2.	Certain Definitions. The following terms have the meanings indicated:

(a)          Act. The Securities Exchange Act of 1934, as amended.

(b)          Affiliate. A corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

(c)          Applicable Withholding Taxes. The aggregate amount of federal, state and local income and payroll taxes that the Company or an Affiliate is required to withhold (not in excess of the maximum applicable statutory withholding rate) in connection with any exercise of an Option, or the award, lapse of restrictions or payment with respect to any Award.

(d)          Award. The award of an Option, Restricted Stock, Restricted Stock Unit, or Stock Award under the Plan.

(e)          Award Agreement. Any agreement, contract, certificate or other written instrument or document (which may be in electronic form) evidencing the terms and conditions of an Award granted under the Plan. Each Award Agreement shall be subject to the terms and conditions of the Plan.

(f)          Board. The Board of Directors of the Company.

(g)          Cause. With respect to any employee or Consultant: (1) if the employee or Consultant is a party to an employment agreement, change in control employment agreement, or other services agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (2) if no such agreement exists, or if such agreement does not define Cause, the definition of Cause contained in the Award Agreement.

In all other cases, Cause shall mean:

(i)          Continual or deliberate neglect by the Participant in the performance of his material duties and responsibilities as established from time to time by the Company, or the Participant’s repeated failure or refusal to follow reasonable instructions or policies of the Company after being advised in writing of such failure or refusal and being given a reasonable opportunity and period (as determined by the Company) to remedy such failure or refusal;

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(ii)         Conviction of, indictment for (or its procedural equivalent), entering of a guilty plea or plea of no contest with respect to a felony, a crime of moral turpitude or any other crime with respect to which imprisonment is a possible punishment, or the commission of an act of embezzlement or fraud against the Company or an Affiliate;

(iii)        Violation in any material respect of any code or standard of conduct generally applicable to employees of the Company or an Affiliate after being advised in writing of such violation and being given a reasonable opportunity and period (as determined by the Company) to remedy such violation;

(iv)        Dishonesty of the Participant with respect to the Company, or breach of a fiduciary duty owed to the Company; or

(v)         The willful engaging by the Participant in conduct that is reasonably likely to result, in the good faith judgment of the Company, in material injury to the Company, monetarily, reputationally or otherwise.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause. Notwithstanding the foregoing, with respect to any director, a determination that the director has engaged in conduct that is covered by the definition of Cause shall be made by a majority of the disinterested Board members.

(h)          Change in Control. A Change in Control shall be deemed to have occurred if any one of the conditions in paragraphs (i) - (iv) have been satisfied at any time after the Award is granted:

(i)          The acquisition by any Person (as defined below) of beneficial ownership of more than 25% of the then outstanding shares of Company Stock;

(ii)         Individuals who constitute the Board on the date this Plan is adopted (the “Incumbent Board”) cease to constitute a majority of the Board, provided that any director whose nomination was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board will be considered a member of the Incumbent Board, but excluding any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company;

(iii)        Consummation by the Company of a reorganization, merger, share exchange or consolidation (a “Reorganization”), provided that a Reorganization will not constitute a Change in Control if, upon consummation of the Reorganization, each of the following conditions is satisfied:

(1)         more than 50% of the then outstanding shares of common stock of the corporation resulting from the Reorganization is beneficially owned by all or substantially all of the former shareholders of the Company in substantially the same proportions as their ownership existed in the Company immediately prior to the Reorganization; and

(2)         at least a majority of the members of the board of directors of the corporation resulting from the Reorganization were members of the Incumbent Board at the time of the execution of the initial agreement providing for the Reorganization; or

(iv)        The sale, transfer or assignment of all or substantially all of the assets of the Company and its Affiliates to a third party.

For purposes of this Section 2(h), “Person” means any individual, entity or group (within the meaning of Section 13(d)(3) of the Act), other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, and “beneficial ownership” has the meaning given the term in Rule 13d-3 under the Act.

(i)          Code. The Internal Revenue Code of 1986, as amended. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

(j)          Committee. The Committee appointed by the Board of Directors to administer the Plan pursuant to Section 16 of the Plan, or if no such Committee has been appointed, the Board.

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(k)          Company. Community Bankers Trust Corporation, a Virginia corporation.

(l)          Company Stock. Common stock of the Company. If the par value of the Company Stock is changed, or in the event of a change in the capital structure of the Company (as provided in Section 13) the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan.

(m)          Consultant. A person or entity rendering services to the Company or an Affiliate who is not an “employee” for purposes of employment tax withholding under the Code or a director of the Company or an Affiliate.

(n)          Date of Grant. The effective date of an Award granted by the Committee.

(o)          Disability or Disabled. As to an Incentive Stock Option, a Disability within the meaning of Section 22(e)(3) of the Code. As to all other Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

(p)          Fair Market Value.

(i)          If the Company Stock is listed on any established stock exchange or quoted on any established stock market system, its Fair Market Value shall be the closing price for such stock on the date as of which Fair Market Value is determined for any purpose under this Plan, as reported by such stock exchange or stock market system, or, if there are no trades on such date, the value shall be determined as of the last preceding day on which the Company Stock was traded.

(ii)         If the Company Stock is not publicly traded, the Fair Market Value shall be determined by the Committee using any reasonable application of a reasonable method in good faith, provided that the Fair Market Value of Company Stock subject to an Incentive Stock Option shall be determined in good faith within the meaning of Treasury Regulation § 1.422-2(e)(2).

(q)          Good Reason. If the Participant is a party to an employment agreement, change in control employment agreement, or other services agreement with the Company or an Affiliate and such agreement provides for a definition of Good Reason, the definition contained in the agreement. If no such agreement exists or if such agreement does not define Good Reason, the definition of Good Reason contained in the Award Agreement. In all other cases, Good Reason shall mean the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity unless any such base salary or bonus opportunity reduction is proportionate to reductions in base salaries or bonus opportunities of other similarly situated officers of the Company; or (iii) a geographical relocation of the Participant’s principal office location by more than thirty-five (35) miles.

(r)          Incentive Stock Option. An Option intended to meet the requirements of, and that qualifies for favorable federal income tax treatment under, Section 422 of the Code.

(s)          Nonstatutory Stock Option. An Option that does not meet the requirements of Section 422 of the Code, or that is otherwise not intended to be an Incentive Stock Option and is so designated.

(t)          Option. A right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

(u)          Participant. Any individual who is granted an Award under the Plan.

(v)         Performance Award. An Award for which exercise, full enjoyment or receipt thereof by the Participant is contingent on satisfaction or achievement of a performance objective. The terms and conditions of each Performance Award, including the performance objective and performance period, shall be set forth in the applicable Award Agreement with the Participant or in a subplan of the Plan which is incorporated by reference into the Award Agreement.

(w)          Plan. The Community Bankers Trust Corporation 2019 Stock Incentive Plan.

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(x)          Restricted Stock. Company Stock awarded upon the terms and subject to the restrictions set forth in Section 6.

(y)          Restricted Stock Unit. An Award, designated as a Restricted Stock Unit under the Plan, that represents the right to receive Company Stock and/or cash in lieu thereof upon the terms and subject to the restrictions set forth in Section 7 and which, unless otherwise expressly provided, is valued by reference to the Fair Market Value of a share of Company Stock.

(z)          Rule 16b-3. Rule 16b-3 promulgated under the Act, including any corresponding subsequent rule or any amendments to Rule 16b-3 enacted after the effective date of the Plan.

(aa)         Stock Award. Company Stock awarded upon the terms and subject to the restrictions set forth in Section 9.

(bb)         10% Shareholder. A person who owns, directly or indirectly and within the meaning of Section 422 or 424 of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company. Indirect ownership of stock shall be determined in accordance with Section 424(d) of the Code.

3.	Shares Subject to the Plan.

(a)          Subject to adjustment as provided in Section 12 of the Plan, a total of 2,500,000 shares of Company Stock may be issued pursuant to Awards under the Plan. Subject to adjustment as provided in Section 12, no more than an aggregate of 2,500,000 shares of Company Stock may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan (including shares issued pursuant to the exercise of Incentive Stock Options that are the subject to disqualifying dispositions within in the meaning of Sections 421 and 422 of the Code).

(b)          Any shares of Company Stock subject to an Award that is canceled, forfeited or expires prior to exercise, vesting or settlement, either in full or in part, shall again become available for issuance under the Plan; provided that shares subject to an Award shall not again be made available for issuance or delivery under the Plan if such shares are tendered or withheld in payment of an Option exercise price or to satisfy any amount of tax withholding with respect to the Award.

(c)          The maximum number of shares of Company Stock with respect to which Awards may be granted in any calendar year to any Participant shall not exceed 200,000 shares in the aggregate. If an Award is to be settled in cash, the number of shares of Company Stock on which the Award is based shall count toward the individual share limit set forth in this Section 3(c).

(d)          Notwithstanding anything in this Plan to the contrary, the maximum number of shares of Company Stock with respect to which Awards may be granted in any calendar year to any non-employee director of the Company or an Affiliate shall not exceed 20,000 shares.

4.	Stock Options.

(a)          Option Grant. Whenever the Committee deems it appropriate to grant Options, an Award Agreement shall be given to the Participant stating the number of shares for which Options are granted, the exercise price per share, whether the options are Incentive Stock Options or Nonstatutory Stock Options, and the conditions to which the grant and exercise of the Options are subject. The Award Agreement shall set forth all restrictions on disposition and transfer applicable to the Option shares. Incentive Stock Options may be granted to employees of the Company or an Affiliate. Non-employee directors and Consultants shall not be eligible to receive Incentive Stock Options. No Option (or portion thereof) that is intended to be an Incentive Stock Option shall be invalid for failure to so qualify, but instead such Option (or portion thereof) shall constitute a Nonstatutory Stock Option.

(b)          Exercise Price. The Committee shall establish the exercise price of Options. The exercise price of an Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant, provided that if the Participant is a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of such shares on the Date of Grant.

(c)          Term. The Committee shall establish the term of each Option in the Participant’s Award Agreement. The term of an Option shall not be longer than ten (10) years from the Date of Grant, except that an Incentive Stock Option granted to a 10% Shareholder shall not have a term in excess of five (5) years. No Option may be exercised after the expiration of its term or, except as set forth in the Participant’s Award Agreement, after the termination of the Participant’s employment with the Company and/or its Affiliates.

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(d)          Time of Exercise.

(i)          During Participant’s Employment or Service. Options may be exercised during their terms in whole or in part at such times as may be specified by the Committee in the Participant’s Award Agreement. The Committee may impose such vesting conditions and other requirements as the Committee deems appropriate.

(ii)         After Participant’s Termination of Employment or Service. The Committee shall set forth in the Participant’s Award Agreement when, and under what circumstances, an Option may be exercised after termination of the Participant’s employment or period of service; provided that no Incentive Stock Option may be exercised after the earlier of (a) (i) three (3) months from the Participant’s termination of employment with the Company for reasons other than Disability or death, or (ii) one (1) year from the Participant’s termination of employment on account of Disability or death; or (b) the expiration of the Option’s term. The Award Agreement may provide for various conditions with respect to the exercise of the Option after termination of employment, including, but not limited to, compliance with noncompetition and confidentiality covenants.

(iii)        After Participant’s Death. If a Participant dies and if the Participant’s Award Agreement provides that part or all of the Option may be exercised after the Participant’s death, then such portion may be exercised by the executor or administrator of the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Participant’s death during the time period specified in the Award Agreement, but not later than the expiration of the Option’s term.

The Committee may, in its sole discretion, amend a previously granted Incentive Stock Option to provide for more liberal exercise provisions, provided, however, that if the Incentive Stock Option as amended no longer meets the requirements of Section 422 of the Code, and, as a result the Option no longer qualifies for favorable federal income tax treatment under Section 422 of the Code, the amendment shall not become effective without the written consent of the Participant.

(e)          Limit on Exercise of Incentive Stock Options. An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during the calendar year does not exceed $100,000 (the “Limitation Amount”). Incentive Stock Options granted under the Plan and all other plans of the Company and its Affiliates shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Board may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.

5.	Method of Exercise of Options.

(a)          Exercise. Options may be exercised by giving written notice of the exercise to the Company, stating the Option being exercised and the number of shares the Participant has elected to purchase under the Option.

(b)          Payment. In no event shall any shares be issued pursuant to the exercise of an Option until the Participant has made full payment for the shares of Company Stock (including payment of the exercise price and any Applicable Withholding Taxes). Company Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows, provided that the Committee may impose such limitations and restrictions on payments with shares of Company Stock (including without limitation by “net share exercise”) as the Committee, in its discretion, deems advisable:

(i)          in cash or by check, payable to the order of the Company;

(ii)         by delivery of Company Stock that the Participant has previously acquired and owned (valued at Fair Market Value on the date of exercise), provided that such method of payment is then permitted under applicable law and the Company Stock was owned by the Participant for such period of time, if any, required to avoid a charge to earnings for financial accounting purposes;

(iii)        if provided in an Award Agreement, by withholding and retention by the Company of sufficient shares of Company Stock issuable in connection with the exercise to cover the exercise price (a “net share exercise”) for an option not intended to be an Incentive Stock Option and, if required by the Committee, Applicable Withholding Taxes;

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(iv)        by delivery of a properly executed exercise notice together with irrevocable instructions to a creditworthy broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the exercise price and, if required by the Committee, Applicable Withholding Taxes; or

(v)         by any combination of the above permitted forms of payment.

(c)          Delivery of Shares. The Company may place on any certificate representing Company Stock issued upon the exercise of an Option (or equivalent book-entry share) any legend deemed desirable by the Company’s counsel to comply with federal or state securities laws. The Company may require of the Participant a customary indication of his or her investment intent. A Participant shall not possess shareholder rights with respect to shares acquired upon the exercise of an Option until the Participant has made any required payment, including payment of Applicable Withholding Taxes, and the Company has issued a certificate (or made an equivalent book-entry notation in the records of the Company’s stock transfer agent) for the shares of Company Stock acquired.

(d)          Disqualifying Disposition. If a Participant disposes of shares acquired upon exercise of an Incentive Stock Option within two (2) years from the date the Option is granted or within one (1) year after the issuance of such shares to the Participant, the Participant shall notify the Company of such disposition and provide information regarding the date of disposition, sale price, number of shares disposed of, and any other information relating thereto that the Company may reasonably request.

6.	Restricted Stock Awards.

(a)          Grant. Whenever the Committee deems it appropriate to grant a Restricted Stock Award, an Award Agreement shall be given to the Participant stating the number of shares of Restricted Stock for which the Award is granted, the Date of Grant, and the terms and conditions to which the Award is subject. Certificates representing the shares shall be issued (or an equivalent book-entry notation shall be made in the records of the Company’s transfer agent) in the name of the Participant, subject to the restrictions imposed by the Plan and the Committee. Alternatively, the Committee may determine that the Restricted Stock shall be held by the Company rather than delivered to the Participant pending the release of the applicable restrictions. A Restricted Stock Award may be made by the Committee in its discretion without cash consideration.

(b)          Restrictions on Transferability and Vesting. The Committee may place such restrictions on the transferability and vesting of Restricted Stock as the Committee deems appropriate, including restrictions relating to continued service and/or achievement of performance objectives. Without limiting the foregoing, the Committee may provide performance or Change in Control acceleration parameters under which all, or a portion, of the Restricted Stock will or may vest. Restricted Stock may not be sold, assigned, transferred, disposed of, pledged, hypothecated or otherwise encumbered until the restrictions on such shares shall have lapsed or shall have been removed pursuant to subsection (c) below.

(c)          Lapse of Restrictions on Transferability. The Committee shall establish as to each Restricted Stock Award the terms and conditions upon which the restrictions on transferability set forth in paragraph (b) above shall lapse. Such terms and conditions may include, without limitation, the passage of time, the meeting of performance objectives, the lapsing of such restrictions as a result of the Disability or death of the Participant, the occurrence of a Change in Control, or certain terminations of employment in connection with a Change in Control or otherwise.

(d)          Rights of the Participant and Restrictions. A Participant shall hold shares of Restricted Stock subject to the restrictions set forth in the Award Agreement and in the Plan. In other respects, unless otherwise provided in the Award Agreement, the Participant shall have all the rights of a shareholder with respect to the shares of Restricted Stock, including, but not limited to, the right to vote such shares and the right to receive all cash dividends and other distributions paid thereon; provided that the Award Agreement shall provide that any cash dividends and stock dividends with respect to Restricted Stock shall be withheld by the Company for the Participant’s account unless and until the underlying shares of Restricted Stock vest. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Company Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends. To the extent stock certificates are delivered to the Participant, the certificates representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and the Participant’s Award Agreement.

7.	Restricted Stock Unit Awards.

(a)          Grant. Whenever the Committee deems it appropriate to grant a Restricted Stock Unit Award, an Award Agreement shall be given to the Participant stating the number of Restricted Stock Units in the Award, the Date of Grant, and the terms and conditions to which the Award is subject. No shares of Company Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such award. A Restricted Stock Unit Award may be made by the Committee in its discretion without cash consideration.

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(b)          Restrictions on Vesting. The Committee may place such restrictions on the vesting and settlement of Restricted Stock Units as the Committee deems appropriate, including restrictions relating to continued employment or service and/or achievement of performance objectives. Without limiting the foregoing, the Committee may provide performance or Change in Control acceleration parameters under which all, or a portion, of the Restricted Stock Unit will or may vest. Restricted Stock Units may not be sold, assigned, transferred, disposed of, pledged, hypothecated or otherwise encumbered.

(c)          Rights of the Participant. A Participant shall have no voting rights with respect to Restricted Stock Units. At the discretion of the Committee, to the extent set forth in the Award Agreement each Restricted Stock Unit (representing one share of Company Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Company Stock. Dividends credited to a Participant’s account and attributable to any particular Restricted Stock Unit shall be distributed in cash or, at the discretion of the Committee, in shares of Company Stock having a Fair Market Value equal to the amount of such accumulated dividends to the Participant upon settlement of such Restricted Stock Unit. If such Restricted Stock Unit is forfeited, the Participant shall have no right to such accumulated dividends.

(d)          Settlement. Unless otherwise provided in the Award Agreement, a Participant’s Restricted Stock Units which vest shall be immediately settled by the issuance and delivery to the Participant of one share of Company Stock for each vested Restricted Stock Unit or the payment of cash in an amount equal to the number of shares for which the Restricted Stock Unit vested multiplied by the Fair Market Value of a share of Company Stock on the vesting date, or a combination thereof as determined by the Committee.

8.          Stock Awards. Whenever the Committee deems it appropriate to grant a Stock Award, such Stock Award may be granted and, if desired by the Committee, an Award Agreement shall be given to the Participant stating the number of shares of unrestricted Company Stock for which the Award is granted, the Date of Grant, and the terms and conditions to which the Award is subject, if any. Certificates representing the shares shall be issued (or an equivalent book-entry notation shall be made in the records of the Company’s transfer agent) in the name of the Participant, subject to any terms imposed by the Plan and the Committee, as soon as practicable after the Date of Grant. A Stock Award may be made by the Committee in its discretion without cash consideration and may be granted as settlement of a Performance Award.

9.          Applicable Withholding Taxes. Each Participant shall agree, as a condition of receiving an Award, to pay to the Company or the Affiliate, or make arrangements satisfactory to the Company or the Affiliate regarding the payment of, all Applicable Withholding Taxes with respect to the Award. Until the Applicable Withholding Taxes have been paid or arrangements satisfactory to the Company or the Affiliate have been made, no stock certificates or book-entry shares (or, in the case of Restricted Stock, Restricted Stock Units and Stock Awards, no stock certificates or book-entry shares free of a restrictive legend) shall be issued to the Participant. As an alternative to making a cash payment to the Company or the Affiliate to satisfy Applicable Withholding Tax obligations, the Committee may establish procedures permitting the Participant to elect to (a) deliver shares of already owned Company Stock or (b) have the Company retain that number of shares of Company Stock from the shares otherwise deliverable under the Award, in either case with respect to which the Company has a statutory obligation to withhold taxes, up to the maximum tax rate applicable to the Participant, as determined by the Committee. Any such election shall be made only in accordance with procedures established by the Committee to avoid a charge to earnings for financial accounting purposes and in accordance with Rule 16b-3.

10.	Nontransferability of Awards.

(a)          General Rule. In general, Awards, by their terms, shall not be transferable by the Participant except by will or by the laws of descent and distribution or except as described below. Incentive Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant.

(b)          Limited Transferability. Notwithstanding the provisions of Section 10(a) and subject to federal and state securities laws, the Committee may on a case-by-case basis grant or amend Nonstatutory Stock Options that permit a Participant to transfer the Options to one or more immediate family members, to a trust for the benefit of immediate family members, or to a partnership, limited liability company, or other entity the only partners, members, or interest-holders of which are among the Participant’s immediate family members. Consideration may not be paid for the transfer of Options. The transferee of an Option shall be subject to all conditions applicable to the Option prior to its transfer. The agreement granting the Option shall set forth the transfer conditions and restrictions. The Committee may impose on any transferable Option and on stock issued upon the exercise of an Option such limitations and conditions as the Committee deems appropriate in its sole discretion.

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11.	Duration, Amendment or Modification of the Plan.

(a)          Duration. If not sooner terminated by the Board, this Plan shall terminate at the close of business on May 16, 2029. Awards outstanding on the date of such termination shall remain valid in accordance with their terms.

(b)          Amendment and Modification. The Board may at any time terminate, suspend, amend or modify the Plan. Any such amendment or modification may be without shareholder approval, except to the extent that such shareholder approval is required by the Code, pursuant to the rules under Section 16 of the Act, by any national securities exchange or system on which shares of Company Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto, or under any other applicable laws, rules or regulations. Awards outstanding on the date of such action shall remain valid in accordance with their terms.

(c)          Amendments to Awards. Subject to the terms and provisions and within the limitations of the Plan, the Committee may waive any conditions or rights under, amend any terms of or alter, suspend, discontinue, cancel or terminate, any outstanding Award on either a prospective or retroactive basis; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of any Participant or other holder of an outstanding Award shall not be effective without the consent of the affected Participant or holder.

12.	Change in Capital Structure.

(a)          Effect of Change in Capital Structure. In the event of changes in the outstanding shares of Company Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, spin-off of a subsidiary, or other relevant change in capitalization occurring after the Date of Grant of any Award, the number and kind of shares of stock or securities of the Company to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), the per Participant maximums provided for in Section 3, the exercise price of Options, and other relevant provisions shall be equitably adjusted by the Committee, whose determination shall be binding on all persons, as to the number, price or kind of consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares.

(b)          Authority. Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee’s determination shall be conclusive and binding on all persons for all purposes. The Committee shall make its determinations consistent with Rule 16b-3 and the applicable provisions of the Code.

13.         Termination of Employment. The Committee shall have the full power and authority to determine the terms and conditions that shall apply to any Award upon the termination of employment of a Participant, and may provide such terms and conditions in the Award Agreement or in such rules and policies as it may prescribe. If the terms of an Award provide that the Award will be exercisable, or become vested, or that payment will be made thereunder only if the Participant completes a stated period of employment or service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

14.	Change in Control.

(a)          Effect of a Change in Control of the Company. In the event of a Change in Control of the Company, the Committee, as constituted before such Change in Control, may take such actions with respect to any outstanding Award, either at the time the Award is made or any time thereafter, as the Committee deems appropriate. These actions may include, but shall not be limited to, the following:

(i)          Providing for the purchase or settlement of any such Award by the Company for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of a Participant’s rights had such Award been currently exercisable or payable;

(ii)         Making adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change in Control and to retain the economic value of the Award; or

(iii)        Causing any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving corporation in such Change in Control.

(b)          Successors. The obligations of the Company under the Plan and any Award Agreements shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

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15.	Administration of the Plan.

(a)          The Committee. The Plan shall be administered by the Committee, which shall be appointed by the Board. The Committee shall consist of “independent” directors for purposes of any relevant stock exchange listing standards. To the extent required by Rule 16b-3, all Awards shall be made by members of the Committee who are “Non-Employee Directors” as that term is defined in Rule 16b-3, or by the Board. In the event the Board determines that a member of the Committee (or any applicable subcommittee) was not an “independent director” under applicable stock exchange listing standards, and/or was not a “non-employee director” as defined in Rule 16b-3, as applicable, on the Date of Grant, such determination shall not invalidate the Award and the Award shall remain valid in accordance with its terms. Any authority granted to the Committee may also be exercised by the full Board.

(b)          Authority of the Committee. Subject to the express provisions of the Plan, the Committee shall have full and final authority to impose such limitations or conditions upon an Award as the Committee deems appropriate to achieve the objectives of the Award and the Plan. Without limiting the foregoing and in addition to the powers set forth elsewhere in the Plan, the Committee shall have the power and complete discretion to determine: (i) which eligible persons shall receive an Award and the nature of the Award; (ii) the number of shares of Company Stock to be covered by each Award; (iii) whether Options shall be Incentive Stock Options or Nonstatutory Stock Options; (iv) the Fair Market Value of Company Stock; (v) the time or times when an Award shall be granted; (vi) whether an Award shall become vested over a period of time, according to a performance-based vesting schedule or otherwise, and when it shall be fully vested; (vii) the terms and conditions under which restrictions imposed upon an Award shall lapse; (viii) whether a Change in Control has occurred; (ix) factors relevant to the lapse of restrictions, vesting, exercise and settlement of Awards; (x) when Options may be exercised; (xi) whether to approve a Participant’s election with respect to Applicable Withholding Taxes; (xii) conditions relating to the length of time before disposition of Company Stock received in connection with an Award is permitted; (xiii) notice provisions relating to the sale of Company Stock acquired under the Plan; (xiv) the manner in which Section 24 of the Plan shall be implemented; and (xiv) any additional requirements relating to Awards that the Committee deems appropriate.

(c)          Action by the Committee. The Committee may adopt rules and regulations for carrying out the Plan. The Committee shall have the express discretionary authority to construe and interpret the Plan and the Award Agreements, to resolve any ambiguities, to define any terms, and to make any other determinations required by the Plan or an Award Agreement. The interpretation and construction of any provisions of the Plan or an Award Agreement by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

(d)          Delegation. The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

16.         Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally, electronically, or mailed first class, postage prepaid, as follows: (a) if to the Company - at its principal business address to the attention of the Secretary; (b) if to any Participant - at the last address of the Participant known to the sender at the time the notice or other communication is sent.

17.         Section 409A. This Plan is intended to provide compensation that is exempt from or that complies with Code Section 409A and Treasury Regulations thereunder (“Section 409A”), and the Plan’s terms and the terms of any Award Agreement shall be administered and construed in a manner that is compliant with or exempt from the application of Section 409A, as appropriate. For purposes of Section 409A, each payment under this Plan shall be deemed to be a separate payment.

Notwithstanding any provision of this Plan or an Award Agreement to the contrary, to the extent that any payment is subject to Section 409A, if the Participant is a “specified employee” within the meaning of Section 409A as of the date of the Participant’s termination of employment and the Company determines, in good faith, that immediate payment of any amounts or benefits under this Plan would cause a violation of Section 409A, then any amounts or benefits payable under this Plan upon the Participant’s “separation from service” within the meaning of Section 409A which (i) are subject to the provisions of Section 409A; (ii) are not otherwise exempt from Section 409A; and (iii) would otherwise be payable during the first six-month period following such separation from service, shall be paid on the first business day next following the earlier of (1) the date that is six (6) months and one day following the Participant’s separation from service or (2) the date of the Participant’s death.

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18.         Tax Consequences. Nothing in this Plan or an Award Agreement shall constitute a representation by the Company to a Participant regarding the tax consequences of any Award received by a Participant under this Plan. Although the Company may endeavor to (i) qualify an Award for favorable federal tax treatment or (ii) avoid adverse tax treatment (e.g., under Section 409A), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under this Plan.

19.         Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement (including but not limited to Section 954 of the Dodd-Frank Act), will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company or any Affiliate pursuant to any such law, government regulation or stock exchange listing requirement). This Section 19 shall not limit the Company’s right to revoke or cancel an Award or take other action against a Participant for any other reason, including, but not limited to, misconduct.

20.         Interpretation and Governing Law. The terms of this Plan and Awards granted pursuant to the Plan shall be governed, construed and administered in accordance with the laws of the Commonwealth of Virginia, excluding any choice of law rules or principles that might otherwise refer construction or interpretation of any provision of the Plan or an Agreement to the substantive law of another jurisdiction. The Plan and Awards are subject to all present and future applicable provisions of the Code and, to the extent applicable, they are subject to all present and future rulings of the Securities and Exchange Commission with respect to Rule 16b-3. If any provision of the Plan or an Award conflicts with any such Code provision or ruling, the Committee shall cause the Plan to be amended, and shall modify the Award, so as to comply, or if for any reason amendments cannot be made, that provision of the Plan or the Award shall be void and of no effect.

21.         Banking, Statutory and Regulatory Provisions. The Plan and all Awards granted under the Plan shall be subject to any condition, limitation, or prohibition under any Virginia or federal statutory or regulatory policy or rule to which the Company or an Affiliate is subject.

22.         No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted under the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an employee with or without notice and with or without Cause, (ii) the service of a director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of Virginia in the case of the Company or the corporate law of the jurisdiction in which an Affiliate is incorporated, as the case may be, or (iii) the service of a Consultant for any reason at any time. Further, the grant of an Award shall not obligate the Company or any Affiliate to pay an employee any particular amount of remuneration or to make further grants to the employee at any time thereafter.

23.         Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, termination of the Participant’s employment or service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates. In addition, if a Participant’s employment or service is terminated for Cause, then as of the date of the misconduct, any Option held by the Participant shall terminate, and any unvested Restricted Stock and Restricted Stock Units held by the Participant shall be forfeited.

24.         Minimum Vesting for 95% of Shares Authorized. Notwithstanding any other provision of this Plan, Awards shall have a minimum vesting/exercise schedule of at least one year, except that a shorter vesting/exercise schedule may apply to not more than 5% of the shares of Common Stock authorized for issuance under the Plan.

25.         Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

26.         Non-Uniform Treatment. The Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

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27.         Beneficiary Designation. A Participant may designate a beneficiary to receive any Options that may be exercised after death or to receive any other Award that may be paid after his death, as provided for in the Award Agreement. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee (or its delegee). In the event that the designated beneficiary dies prior to the Participant, or in the event that no beneficiary has been designated, any Awards that may be exercised or paid following the Participant’s death shall be transferred or paid in accordance with the Participant’s will or the laws of descent and distribution.

28.         Creditors. The interests of any Participant under the Plan or any Award Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

29.         Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

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12432 Community Bank Proxy Card – Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet or Telephone - QUICK *** EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail COMMUNITY BANKERS TRUST CORPORATION Your phone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 16, 2019. INTERNET/MOBILE – www.cstproxyvote.com Use the internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. PHONE – 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY Please mark your votes like this THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4, AND IN THE PROXIES’ DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4. 1. Election of Directors (1) Gerald F. Barber (2) Hugh M. Fain, III (3) Eugene S. Putnam, Jr. (4) Oliver L. Way FOR all Nominees listed to the left WITHHOLD AUTHORITY to vote (except as marked to the contrary) for all Nominees listed to the left 2. Approval of an advisory resolution to endorse the Company’s executive compensation program. FOR AGAINST ABSTAIN 3. Approval of the Community Bankers Trust Corporation 2019 Stock Incentive Plan. FOR AGAINST ABSTAIN 4. Ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2019. FOR AGAINST ABSTAIN (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) CONTROL NUMBER Signature Signature, if held jointly Date, 2019 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

12432 Community Bank Proxy Card – Back Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held May 17, 2019 The proxy statement and our 2018 Annual Report to Shareholders are available at http://www.cbtrustcorp.com FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints Rex L. Smith, III, Bruce E. Thomas and John M. Oakey, III, and each or any of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of common stock of Community Bankers Trust Corporation (the “Company”) held of record by the undersigned at the close of business on March 20, 2019 at the Company’s Annual Meeting of Shareholders to be held on Friday, May 17, 2019, at 11:00 a.m. local time, at the Deep Run 3 Building, 9954 Mayland Drive, Richmond, Virginia 23233 and at any adjournment or postponement thereof (the “Annual Meeting”). In the event that any other matter may properly come before the Annual Meeting, or any adjournment or postponement thereof, the proxies are each authorized to vote such matter in his discretion. (Continued, and to be marked, dated and signed, on the other side)